UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2013
Date of reporting period: January 1, 2014 – June 30, 2014

Item 1. Reports to Shareholders.

SEMIANNUAL
REVIEW AND REPORT
TO STOCKHOLDERS

Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust Royce Global Value Trust

www.roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LLC manages four closed-end funds: Royce Value Trust, a small-cap value closed-end fund offering; Royce Micro-Cap Trust, a micro-cap closed-end fund; Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies; and Royce Global Value Trust, a global closed-end offering that invests in a broadly diversified portfolio of both U.S. and non-U.S. small-cap stocks.

A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the Fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A Closed-End Fund Offers Several Distinct Advantages Not Available from an Open-End Fund Structure

Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds other than Royce Global Value Trust has adopted a quarterly distribution policy for its common stock. Please see pages 18-20 for more details.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

Why Dividend Reinvestment is Important
A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 11, 13, and 15. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 20 or visit our website at www.roycefunds.com.

The Board of Directors for each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust has authorized a managed distribution policy (“MDP”) paying quarterly distributions at an annual rate of 7% (for Royce Value and Micro-Cap Trust) and 5% (for Royce Focus Trust) of the average of the prior four quarter-end net asset values. With each distribution, these Funds will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

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Table of Contents

Semiannual Review

Performance Table	2

Letter to Our Stockholders	3

Semiannual Report to Stockholders	9

For more than 40 years, we have used a value-oriented approach to invest in small-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow, and other measures of profitability or sound financial condition. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company or what we think the value of the company should be in the stock market.

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Performance Table

NAV Average Annual Total Returns	Through June 30, 2014

	Royce	Royce	Royce	Royce Global	Russell	Russell	Russell	Russell Global
	Value Trust	Micro-Cap Trust	Focus Trust	Value Trust	2000 Index	Microcap Index	2500 Index	Small Cap Index

Year-to-Date[1]	3.00%	3.06%	12.74%	5.57%	3.19%	1.56%	5.95%	5.72%

One-Year	22.90	31.32	31.56	n.a.	23.64	24.98	25.58	23.60

Three-Year	10.81	16.09	9.08	n.a.	14.57	15.94	15.51	9.22

Five-Year	19.30	20.67	16.50	n.a.	20.21	20.03	21.63	15.93

10-Year	8.28	9.09	9.59	n.a.	8.70	6.67	9.78	9.02

15-Year	9.91	11.65	11.18	n.a.	8.01	n.a.	9.34	8.13

20-Year	11.09	12.04	n.a.	n.a.	9.81	n.a.	11.42	n.a.

25-Year	11.04	n.a.	n.a.	n.a.	9.74	n.a.	11.22	n.a.

Since Inception	11.03	11.78	11.02	8.49 [2]	n.a.	n.a.	n.a.	n.a.

Inception Date	11/26/86	12/14/93	11/1/96[3]	10/17/13	n.a.	n.a.	n.a.	n.a.

[1]	Not annualized, cumulative Year-to-Date.
[2]	Not annualized, cumulative since inception on 10/17/13.
[3]	Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Certain immaterial adjustments were made to the net assets of Royce Global Value Trust at 6/30/14 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The Funds are closed-end registered investment companies whose shares of common stock trade at a discount to their net asset value. Shares of each Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by each Fund, respectively. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 Index is an index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Value, Micro-Cap and Global Value Trust shares of common stock trade on the NYSE. Royce Focus Trust shares of common stock trade on the NASDAQ. Royce Fund Services, Inc (“RFS”) is a member of FINRA and has filed this Review and Report with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

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Letter to Our Stockholders

No Drama
Whatever other opinions we may all hold about the stock market’s behavior over the last six years, we think everyone can agree that it has certainly been dramatic. The action began in earnest in the fall of 2008, although it is important to recall that small-cap stock prices had actually been falling for more than a year prior to that—the peak for the Russell 2000 Index having been established on July 13, 2007. Yet the full effects of the bear were unleashed by the events of the Financial Crisis, which keyed the dangerously precipitous nosedive of share prices in the fall of 2008. The tumult lasted until small-caps finally hit a bottom on March 9, 2009. The fear and anxiety the descent created, however, reached into the next several years. The feeling of extraordinary fragility that characterized the early days of the recovery in the spring of 2009 did not magically evaporate when markets began to find their feet again. In fact, one could argue that these emotions dominated the behavior of investors at least until the end of 2012.
    The three years from 2010 through 2012 were eventful, even if the stress and excitement they generated did not equal that of the first six months of 2009. In fact, much of the market’s most extreme moves in that entire four-year span (2009-2012) took place in the first six months of those years, driven in large part by events both actual and potential. The recession in the U.S., debt issues in Europe, and slow growth in China were all very real, while a double-dip recession here at home, default in Europe, and implosion in China fortunately failed to materialize. By the end of 2012, with the stock market climbing and the economy expanding, investors seemed to recognize that, in spite of high volatility and political uncertainty, equity returns had been solidly positive since the March 2009 bottom. This improved confidence helped to spur a different kind

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Charles M. Royce, President

The long-running, and probably
unresolvable, debate about active
versus passive investment strategies has
taken on new life in the years since the
onset of the Financial Crisis, often to the
detriment of active approaches. To take
one example, Morningstar compiled
data showing that inflows into equity
mutual funds have been dwarfed by
those into equity ETFs (exchange traded
funds) measuring from the momentous
year of 2008. For the six calendar years
from 2008-2013, traditional equity
funds have taken in $5.52 billion while
ETFs have attracted $389.08 billion.
That’s quite a disparity.

It seems to be no secret that many
active managers have struggled to
keep pace with their respective equity
indexes in these often eventful years.
These years have also seen a raft of
studies purporting to show that most
investment managers are unable to
consistently beat the market, i.e., regularly
outperform a relevant index such as the
Russell 2000 or S&P 500 Indexes.

Perhaps unsurprisingly, we would
offer two caveats before one embraces
uncritically the notion that passive

Continued on page 6...
Letter to Our Stockholders
of dramatic arc. The long, slow recovery entered a new phase in 2013—a heady, and virtually correction-free, bull run in which returns for each of the major domestic stock indexes topped 30%.
     The curtain opened on 2014, then, on the heels of one of the better calendar-year performances in the history of domestic equities, which followed four consecutive years of mostly rising stock prices in an uncertain economy. So the question now is, what is the next act for equities? Some argue that the economy is not strong enough to really take flight. They worry about the rich valuations sported by large numbers of stocks. Others see the relative absence of volatility as a sign of complacency and fret that stocks are about to enter a destructive bear phase. There are those who point to increasingly unsettled international situations, such as in Ukraine, Syria, and Iraq, and argue that the market cannot continue to pretend that events in these nations take place far offstage, not in an increasingly intertwined global economy.
     We, however, are in accord with the more widespread consensus that sees the U.S. economy as gradually normalizing. As evidence we would point to the following: The deficit continues to fall, the Fed continues to wind down the rate of its monthly bond purchases, and interest rates, though they remain close to zero, look likely to rise again in the near future, as they did last year between May and December. Inflation is tame, commodity prices stable. Volatility, as measured by the VIX, finished the first half of 2014 at low levels not seen since 2007. Add an increasingly robust M&A market, and it seems to us that the recipe for ongoing growth—and bullishness, however mild, at least compared to last year—seems almost complete. And this process of normalization looks likely to accelerate as the Fed’s role recedes further and further into the background, setting the stage for a more dynamic pace of growth.
     So while there remain voices who insist that stocks are overvalued, we think the case for additional gains, which could include a correction along the way, remains persuasive. It seems to us that the relatively lower returns of the first half of 2014 indicate not an end to a bull phase, but a chance for the market to catch its breath and assess its surroundings. It may be that investors need a break from all the drama, a respite from the unrelenting pace of the last six years. So the desire to stand back for a moment and evaluate what is happening seems eminently reasonable. How many investors have enjoyed more than a few moments of true calm since before the recession began back in 2007? Ultimately, we suspect that both the expanding economy and slower pace of returns will result in more fundamentally focused investors.
     Indeed, the indications that the strength of companies and the businesses they manage are beginning to matter more than indexes and the macro events that move them go back to the spring of 2012, when quality stocks—those with high returns on invested capital—enjoyed a brief run of outperformance. This nascent phenomenon re-started—again, briefly—in May 2013 when the 10-year Treasury rate reached a bottom. Quality companies, particularly those in our chosen small-cap space, have not yet emerged as leaders, but they have inched closer over the last two years. Correlation levels throughout the market are falling. These are excellent conditions, in our view, for disciplined active management approaches, especially those with a long-term investment horizon.

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No Direction Home

U.S. stocks turned in a respectable performance in the first half of 2014. If results were not as lofty as they were in the first half of 2013 (and they were not), they were achieved in a more tranquil domestic environment than in the first halves of 2010, 2011, or 2012. One consequence of the more relaxed atmosphere of the first half was that stocks did not seem to know quite what to do with themselves. While the overvalued/not-quite-overvalued-yet argument goes on, the market has not established a clear direction so far in 2014. The bull has so far remained in place during the current cycle; he simply slowed his run to a brisk walk in the first half. For the year-to-date period ended June 30, 2014, the major domestic indexes remained in the black. The small-cap Russell 2000 Index gained 3.2%, taking a back seat to the more tech-oriented Nasdaq Composite, which advanced 5.5% in the first half, and the large-cap S&P 500 and Russell 1000 Indexes, which scored respective gains of 7.1% and 7.3% for the year-to-date period ended June 30, 2014.

Quality companies, particularly those in our
chosen small-cap space, have not yet emerged
as leaders, but they have inched closer over
the last two years. Correlation levels through-out
the market are falling. These are excellent
conditions, in our view, for disciplined active
management approaches, especially those with
a long-term investment horizon.
     The year began on a more moderate note following a red-hot second half of 2013. Nevertheless, 2014’s opening quarter was the seventh consecutive quarter of positive performance for the Russell 2000, which rose 1.1%. Large-caps led for the quarter—the S&P 500 and Russell 1000 gained 1.8% and 2.0%, respectively, while the Nasdaq Composite rose 0.5%. Small-caps reached a first-half high on March 4, and the only correction so far this year was the 9.1% drop for the Russell 2000 from that date through May 15, 2014. April was thus the cruelest month, but a series of mini-rallies from mid-May through the end of June made the second quarter mostly positive. The Russell 2000 posted its eighth consecutive positive quarter, up 2.0%. Once again, large-cap outperformed, with the S&P 500 advancing 5.2% and the Russell 1000 up 5.1% for the second quarter. The Nasdaq bounced back strong as well, climbing 5.0% in the second quarter and leaving only the small-cap index out of the five-percent club.

     Small-cap held onto leadership outside the U.S. In the first quarter, the Russell Global ex-U.S. Small Cap Index was up 3.2% while the Russell Global ex-U.S. Large Cap Index rose 0.8%. Results were stronger in the second quarter and, as in the first, closer to their domestic counterparts than we have seen in a while. For the second quarter, the Russell Global ex-U.S. Small Cap was up 4.2% versus 5.0% for the Russell Global ex-U.S. Large Cap. Year-to-date, non-U.S. small-caps had the edge, with the Russell Global ex-U.S. Small Cap returning 7.5% versus a gain of 5.8% for the Russell Global ex-U.S. Large Cap. After a challenging first quarter, many Asian equities bounced back in the second and finished closer to the European indexes, most of which had been on a tear prior to cooling off in the second quarter.
     Moving back to the U.S., mid-cap and micro-caps were equally solid in the first quarter. The Russell Midcap Index was up 3.5% versus a gain of 3.0% for the Russell Microcap Index in 2014’s first three months. This pattern broke down around the time of the March 4 small-cap high and can be seen in the second-quarter results for each index. The Russell Midcap continued its notable 2014
U.S. stocks turned in a respectable performance
in the first half of 2014. If results were not as
lofty as they were in the first half of 2013 (and
they were not), they were achieved in a more
tranquil domestic environment than in the first
halves of 2010, 2011, or 2012.

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investing is always better: First, a
number of managers have consistently
outperformed the market over long-term
periods and especially within
the small-cap asset category. In fact,
we believe strongly in the idea that
it is not necessary for all managers
to beat the market in order for active
management to be validated as an
approach. Our second note of caution
relates to time periods. While it
would be nice to outperform an index
every year, it is just as unrealistic
to expect that as it would be to
expect an index to outperform active
management every year. It is also
unrealistic to expect a high degree
of outperformance in the long term
without experiencing some short-term
underperformance periods.

A willingness to stick to one’s
approach, regardless of market
movements and trends, is critical
to long-term outperformance in our
opinion. This is especially important
during market extremes because
there are active managers who exhibit
style drift or other changes in their
discipline when their investment style
falls out of favor or is stressed, such as
during the tech bubble.

Successful active management
also entails a willingness to think
independently in terms of sector and
industry weightings. It is not unusual
for the most successful managers to be
significantly out of sync relative to a

Continued on page 8...

Letter to Our Stockholders

2014 YEAR-TO-DATE NAV AND MARKET PRICE TOTAL RETURNS FOR ROYCE’S CLOSED-END FUNDS VS. RUSSELL 2000, RUSSELL MICROCAP, RUSSELL 2500 AND THE RUSSELL GLOBAL SMALL-CAP INDEXES as of 6/30/14

[1]
Certain immaterial adjustments were made to the net assets of Royce Global Value Trust at 6/30/2014 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total returns based on that net asset value differs from that adjusted net asset value and total return reported in the Financial Highlights.

performance, rising 5.0% in the second quarter. This gave mid-caps an impressive 8.7% advance on a year-to-date basis. In contrast, micro-caps struggled in the second quarter, suffering more in the brief downturn than their larger cousins. The Russell Microcap Index fell 1.4% for the quarter and was up only 1.6% for the year-to-date period ended June 30, 2014.
     Many mid-cap stocks have demonstrated strong records of growth over the last few years, and their success throughout the entire post-Financial Crisis cycle has not been a surprise to us. In fact, mid-caps have been an area of significant interest to us for years now. The small- and micro-cap spaces have, by contrast, high numbers of very speculative companies and are typically more volatile—sometimes much more so in the case of micro-caps. They have also enjoyed very strong results over the last several years. The three- and five-year annualized returns through the end of June for the Russell 2000 and Russell Microcap Indexes were terrific on an absolute basis. With equity investors acting more cautiously, if not always consistently, so far in 2014, the relative breather for small- and micro-cap stocks—and we do not think it’s any more than a breather—was also not a surprise.

No Excuses
Each of our four closed-end funds enjoyed strong absolute performance in the first half. We were pleased with both the year-to-date and one-year results for the three portfolios with sufficient history, though we recognize fully that more needs to be done with regard to relative performance, especially over more intermediate-term periods. Two portfolios outpaced their respective benchmarks on both an NAV (net asset value) and market price basis for the year-to-date period ended June 30, 2014—Royce Micro-Cap Trust and Focus Trust. These same two funds also beat their respective benchmarks for the one-year period ended June 30, 2014. This was welcome news because, with a few exceptions, shorter-term performance advantages have been elusive over the last few years. Of course short-term outperformance must always be kept in perspective as exactly that—short term. We are hopeful, however, having seen Royce Value Trust and Focus Trust narrow the gap in their respective one-, three-, and five-year results versus their respective benchmarks over

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the last three to four quarters. In addition, Royce Micro-Cap Trust held an edge over its benchmark in those periods. Finally, our three closed-end funds with more than 15 years of history have also generally held their relative edge for periods of a decade or longer.
    Yet we still have work to do. As encouraged as we have been about the recent short spates of leadership for quality stocks and the likelihood that a strengthening, less Fed-dependent economy will benefit active small-cap approaches, lower quality small-caps again assumed leadership when prices were rallying in June. Investors are still working out their preferences. Profitable companies—as well those with high returns on invested capital—led through the downturn before falling behind in the up phase. The market thus remained a peculiar place in the first half. This may be because we still have a very active Fed at work in an economy that arguably has not needed the extra help in at least a year.

No Worries
We are very bullish about the prospects for active small-cap management. We have an obvious bias in favor of active approaches here at Royce, but we think that over the last 14 months—dating back to the low for the 10-year Treasury in May of last year—we have reached a point at which active management in small-cap stocks simply makes more sense, especially for long-term investors. Since that May 2013 low, company fundamentals have gradually become more important as drivers of share-price success. Rather than invest in a small-cap index vehicle in which approximately 25% of the companies are losing money (as was the case for the Russell 2000 for the 12 months ended May 31, 2014), we think it is smarter for investors to consider portfolios that look for well-run, financially strong companies with attractive long-term prospects.
      So while quality has not yet seized small-cap leadership, we suspect that the reign of low-quality stocks is coming to an end. In our view, the next phase will be one in which companies with attractive characteristics such as strong balance sheets and high returns on invested capital should begin to lead. In spite of not showing as much strength when the market was recovering in May and June, many did well enough to lead the small-cap pack from the 2014 high in March through the end of the first half. We would expect something like this pattern to continue at least through the end of the year as the market continues to adjust to the growing normalization of the economy. With diverse small-cap sectors such as Consumer Discretionary, Health Care, and Information Technology showing sizable declines since the end of February, we have been looking closely there (and elsewhere) for what we think are attractively priced, fundamentally strong small-cap businesses. As always, volatility in the small-cap market is something that we seek to use to our advantage, even when it is in short supply.

Know This
We feel somewhat fortunate in that we do not need to choose a side in the “overvalued versus ongoing bull market” debate. Rather than trying to make a correct market call, our attention has been focused on those potential opportunities that can materialize even in a widespread bull market. Corrections can arrive at any time, of course, and it has been a while since we have seen one of any significance. The last downturn of more

We are very bullish about the prospects for
active small-cap management... we have
reached a point at which active management
in small-cap stocks simply makes more sense,
especially for long-term investors.

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benchmark index with respect to industry
and sector weightings (commonly
referred to as tracking error).

In addition, active managers are not
required to invest cash inflows at the
time of receipt when market conditions
or prices may not be conducive. They
may screen for quality and use buy/sell
triggers as a means of reducing risk.
While a passive manager must own
everything, an active manager has the
freedom to look for attractive stocks
across a targeted universe.

All of this helps to explain why we
remain so fond of small-caps and so
confident in the effectiveness and
value of active approaches in the asset
class. Active small-cap managers
can capture valuation opportunities
beyond their respective indexes—an
opportunity that would be lost if
one were limited to owning only the
constituents that make up an index.
For example, the Russell 2000, while
quite broad, only includes about 2,000
of the more than 4,100 companies[1]
that make up the domestic small-cap
universe (those with market caps up
to $2.5 billion). While self-serving, we
nevertheless think that the small-cap
asset class is ideally suited for active
management given its enormous size,
lack of institutional focus, and limited
research availability.

Letter to Our Stockholders

than 10% for the Russell 2000 occurred in the fall of 2012. And share prices recovered so quickly from the 9.1% March-May decline this year that the down phase barely registered. This might lead one to argue that the market is being set up for at least a decent-sized pullback. Our sense, however, is that we are more likely to see smaller ones in the 5-10% range as part of the ongoing bull phase. Against the backdrop of an economy that looks poised for faster growth, a Fed tapering at a healthy clip, and an interest-rate environment in which a steady rate of increase is much more of a “when” than an “if,” less severe downturns look more likely.
     Small-cap valuations on the whole are above average, though not unreasonably so given near-zero interest rates and low inflation. A number of anomalies remain in the market, and in many cases we see a wide disparity between what look to us like expensive stocks and those that look inexpensive on an absolute basis. The market seems to be in the process of sorting that out—certainly those areas of the market that do not interest us, and that did well in 2012 and 2013, have been more volatile so far in 2014. In addition, we are still seeing companies that look attractively valued to us based on their fundamentals. All in all, it is looking more and more like a stock-picker’s market to us. We could see the second half of the year being pretty similar to the first in terms of the overall returns for stocks. More important, we think there are still enough opportunities out there to keep returns in positive territory through the end of 2014. This could make the market’s next act a very happy one for active small-cap managers.

Sincerely,

[1] Source: Reuters as of 6/30/14	Charles M. Royce President	Christopher D. Clark Co-Chief Investment Officer, Royce & Associates	Francis D. Gannon Co-Chief Investment Officer Royce & Associates
July 31, 2014

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2014 Semiannual Report to Stockholders | 9

Royce Value Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/14

January–June 2014[1]			3.00%

One-Year			22.90

Three-Year			10.81

Five-Year			19.30

10-Year			8.28

15-Year			9.91

20-Year			11.09

25-Year			11.04

Since Inception (11/26/86)			11.03

[1] Not Annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2013	34.1%	2005	8.4%

2012	15.4	2004	21.4

2011	-10.1	2003	40.8

2010	30.3	2002	-15.6

2009	44.6	2001	15.2

2008	-45.6	2000	16.6

2007	5.0	1999	11.7

2006	19.5	1998	3.3

TOP 10 POSITIONS % of Net Assets

HEICO Corporation			1.3%

On Assignment			0.9

Ash Grove Cement Cl. B			0.9

Federated Investors Cl. B			0.9

Reliance Steel & Aluminum			0.9

Tejon Ranch			0.8

E-L Financial			0.8

Woodward			0.8

Coherent			0.8

Forward Air			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			29.3%

Information Technology			18.9

Financials			13.7

Consumer Discretionary			11.2

Materials			7.5

Health Care			5.3

Energy			4.6

Consumer Staples			1.6

Telecommunication Services			0.7

Utilities			0.1

Diversified Investment Companies			0.0

Miscellaneous			4.8

Preferred Stock			0.1

Cash and Cash Equivalents, Net of Outstanding Line of Credit			2.2

Manager’s Discussion
Royce Value Trust (RVT) put up a solid absolute and relative showing in the first half of 2014. The Fund gained 3.0% on an NAV (net asset value) basis and 3.9% on a market price basis for the year-to-date period ended June 30, 2014 versus the 3.2% gain for each of its unleveraged small-cap benchmarks, the Russell 2000 Index and the S&P SmallCap 600 Index, for the same period.
     While the bull market ran into 2014 after a magnificent run in 2013, the pace of returns was more subdued. This was also the case for RVT. Harsh winter weather, geopolitical concerns, and a new Federal Reserve chair all gave investors much to ponder. The Fund was up 0.5% on an NAV basis and 0.2% on a market price basis in the first quarter. Volatility returned to the market in March and April, with RVT outperforming the Russell 2000 in the down phase from the Russell 2000’s 2014 high on March 4 through May 15. Small-cap stocks then made a strong comeback through the end of June to finish the second quarter in the black. For the second quarter, RVT outperformed its benchmark on both an NAV and market price basis, advancing 2.5% and 3.7%, respectively, versus a gain of 2.0% for the Russell 2000 and 2.1% for the S&P SmallCap 600.
     We were reasonably pleased with the Fund’s relative performance during a period where the economy is beginning to slowly but surely normalize. On an NAV basis, RVT outperformed the Russell 2000 for the 15-, 20-, 25-year, and since inception (11/26/86) periods ended June 30, 2014 while the Fund outpaced the Russell 2000 on a market price basis for each of those periods and the five-year span. The Fund’s average annual NAV total return since inception was 11.0%. We take great pride in RVT’s long-term performance record.
     Nine of the Fund’s 11 equity sectors were positive contributors to first-half performance. Health Care made the largest positive impact, with Energy, Financials, and Materials also posting respectable net gains. Industrials was the RVT’s largest detractor at the sector level, followed by a modest net loss in the Consumer Discretionary sector. The portfolio’s largest contributor to performance at the industry level was biotechnology, largely as a result of net gains from two of the Fund’s top-five contributing stocks. Idenix Pharmaceuticals focuses on the development of drugs for the treatment of infections caused by HIV, hepatitis B, and hepatitis C. Its stock price was fairly volatile through much of the first half before more than tripling in early June after news that pharmaceutical giant Merck would be acquiring the company at a healthy premium. We began selling after the announcement and had sold our shares by mid-June. Myriad Genetics specializes in molecular diagnostics with a specialty in genetic testing for cancer. The company faced a lot of skepticism after the Supreme Court ruled in June 2013 that human genes could not be patented. We believed that neither the Court’s ruling nor

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Idenix Pharmaceuticals	0.45%

Helmerich & Payne	0.24

Cimarex Energy	0.19

Myriad Genetics	0.18

Harman International Industries	0.15

[1] Includes dividends.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

10 | 2014 Semiannual Report to Stockholders

Performance and Portfolio Review

increased business competition would hurt the firm’s long-term health, and were pleased that Myriad has been able to continue executing successfully. We were also happy to see the company acquire Crescendo Bioscience in the first half, a strategic acquisition that adds to Myriad’s already promising pipeline.
     Tulsa-based Helmerich & Payne is a contract driller with a specialty in high-tech drilling rigs. It’s a long-time Royce favorite that we have owned continuously in RVT’s portfolio since 1998. Accelerated growth in its order book for new rigs further confirmed that the company’s technologically superior rigs are driving market share gains as E&P (exploration & production) companies eager to reduce drilling costs upgrade to Helmerich & Payne’s more efficient rigs. We reduced our position as its stock price gushed. Headquartered in Denver, Cimarex Energy is a comparatively new addition whose shares we first purchased in 2002. An E&P business operating primarily in Texas, Oklahoma, and New Mexico, we have long liked its balance sheet and sizable margins. During the first half its shares seemed to benefit from ongoing production growth in a few different properties.
     As for positions that detracted from performance, the largest was Advisory Board (The), a research and consulting firm that offers services to the healthcare industry. Organic and subscription revenue growth remains healthy. However, investors seemed to tire of its recently fast-paced M&A activity (five deals in the last 20 months, with more likely ahead), and the near-term negative impact these acquisitions have had on profit margins. Our take is that these acquisitions have generally been of smaller companies that provide footholds and capabilities in other fast-growing healthcare information areas, thus enhancing the firm’s long-term growth opportunities. We held our shares through the first half. We also opted to hold our position in Preformed Line Products, a company whose shares we have owned since 1986. The company makes products primarily to support, protect, connect, terminate, and secure cables and wires for the energy, communications, cable provider, and information industries. A weaker global market for infrastructure projects first led its shares to plummet in November 2013. The lack of any sustained earnings recovery continued to hurt its stock.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Advisory Board (The)	-0.14%

Preformed Line Products	-0.14

Ethan Allen Interiors	-0.13

LKQ Corporation	-0.13

KBR	-0.12

[1] Net of dividends.

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/26/86) through 6/30/14

[1] Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all annual distributions and fully participated in primary subscriptions of the Fund’s rights offerings.

[2] Reflects the actual market price of one share as it traded on the NYSE.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$1,317 million

Number of Holdings	547

Turnover Rate	20%

Symbol
Market Price	RVT
NAV	XRVTX

Average Market Capitalization[1]	$1,574 million

Weighted Average P/E Ratio[2,3]	21.0x

Weighted Average P/B Ratio[2]	2.0x

U.S. Investments (% of Net Assets)	83.4%

Non-U.S. Investments (% of Net Assets)	14.4%

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 6/30/14).

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

2014 Semiannual Report to Stockholders | 11

Royce Micro-Cap Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/14

January–June 2014[1]			3.06%

One-Year			31.32

Three-Year			16.09

Five-Year			20.67

10-Year			9.09

15-Year			11.65

20-Year			12.04

Since Inception (12/14/93)			11.78

[1] Not Annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2013	44.5%	2005	6.8%

2012	17.3	2004	18.7

2011	-7.7	2003	55.5

2010	28.5	2002	-13.8

2009	46.5	2001	23.4

2008	-45.5	2000	10.9

2007	0.6	1999	12.7

2006	22.5	1998	-4.1

TOP 10 POSITIONS % of Net Assets

Integrated Electrical Services			1.4%

MVC Capital			1.1

Tennant Company			1.0

Universal Electronics			1.0

Mesa Laboratories			1.0

Exactech			1.0

Seneca Foods			1.0

Drew Industries			1.0

NN			1.0

Flexsteel Industries			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			25.5%

Information Technology			19.2

Financials			16.0

Consumer Discretionary			15.3

Health Care			8.3

Materials			7.5

Energy			2.6

Consumer Staples			1.6

Utilities			0.1

Miscellaneous			3.7

Preferred Stock			0.3

Outstanding Line of Credit, Net of Cash and Cash Equivalents			-0.1

Manager’s Discussion
Royce Micro-Cap Trust (RMT) gained 3.1% on an NAV (net asset value) basis and 3.9% on a market price basis for the year-to-date period ended June 30, 2014 compared to its unleveraged benchmarks, the Russell 2000 Index and Russell Microcap Index, which had respective gains of 3.2% and 1.6%, for the same period. We were pleased with the Fund’s results in the first half, which remained solid on both an absolute and relative basis after a particularly good year in 2013 for both the Fund and micro-cap stocks more generally.
     2014 began with many share prices accelerating at a much slower pace than they did in the torrid second half of 2013. For the first quarter of 2014, RMT stayed in step on an NAV basis, though it fell out of step with the market as a whole—and micro-caps more specifically—during the more moderate market that ushered in the year. The Fund advanced 1.3% in the first quarter on an NAV basis while falling 1.2% based on market price compared to a gain of 3.0% for the Russell Microcap and 1.1% for the Russell 2000. The Fund’s results improved in the second quarter, which saw the year’s only small-cap correction so far. Investors seemed to be trying to determine the effects on the market of a new Fed chair, a miserable winter, and potentially dangerous international situations in Ukraine and Syria. The verdict was apparently that the first of these was a positive (or at least not a negative), the second temporary, and the third not worth selling stocks over. Small-caps rallied from mid-May through the end of June, which helped RMT to post positive results on both an NAV (+1.7%) and market price basis (+5.1%) for the second quarter.
     These results helped the Fund to post strong long-term results on both an absolute and relative basis. On an NAV basis the Fund bested the Russell 2000 for the one-, three-, five-, 10-, 15-, 20-year, and since inception (12/14/93) periods ended June 30, 2014. (RMT) beat the small-cap index on a market price basis for each of those aforementioned periods except the 10-year span. The Fund also outpaced the Russell Microcap on both an NAV and market price basis for the one-, three-, five-, and 10-year periods ended June 30, 2014. (Data for the Russell Microcap only goes back to June 2000.) RMT’s average annual NAV total return for the since inception period was 11.8%. We remain proud of the Fund’s 20-plus years of history.
     Seven of the Fund’s 10 equity sectors produced net gains in the first half. Health Care led by a wide margin, followed by Financials, Energy, and Materials. Net losses, which were mostly modest at the sector level, came from Industrials and Information

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Idenix Pharmaceuticals	0.66%

Medical Action Industries	0.56

Rentrak Corporation	0.45

Achillion Pharmaceuticals	0.35

Furiex Pharmaceuticals	0.34

[1] Includes dividends.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

12 | 2014 Semiannual Report to Stockholders

Performance and Portfolio Review

Technology. The same was true at the industry level, where the leading detractors were specialty retail, electrical equipment, road & rail, software, and consumer finance. The most significant net gainers at the industry level were biotechnology, which was out in front by a considerable margin, machinery, media, and the electronic equipment, instruments & components group.
     Four of the Fund’s five largest contributors came from the Health Care sector and two of those were slotted in the biotechnology group, including RMT’s top performer in the first half, Idenix Pharmaceuticals. The company develops drugs that treat infections caused by HIV, hepatitis B, and hepatitis C. Its stock price was somewhat volatile through much of the first half before more than tripling in early June on the news that pharmaceutical giant Merck would be acquiring the company at a healthy premium. We began selling after the announcement and had sold our shares by mid-June. We also sold our shares of Medical Action Industries, which makes custom procedure trays and minor procedure kits, shortly after the news came out that Owens & Minor would be acquiring the company at a whopping 95% premium. Another example of the “urge to merge” came with Furiex Pharmaceuticals, which first saw strong results in phase III clinical trials for an IBS treatment before being acquired at a healthy premium. The announcement in April led us to sell our shares. Just the possibility of being acquired, along with restarted trials of a hepatitis C product, were the primary drivers of the rapidly rising share price of Achillion Pharmaceuticals. These developments prompted us to greatly reduce our position in June.
     As for those positions that detracted, Regional Management extends fixed-rate loans primarily to people with limited access to bank credit, credit cards, and other traditional lenders. Its shares plunged on news of an investigation into possible breaches of its fiduciary duty. We held a small position at the end of June. We also held a small position in PMFG, which provides custom-engineered systems and products primarily for the oil and natural gas industries. Falling revenues and earnings kept investors selling.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Regional Management	-0.21%

PMFG	-0.19

Cache	-0.19

Patriot Transportation Holding	-0.17

Universal Truckload Services	-0.17

[1] Net of dividends.

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (12/14/93) through 6/30/14

[1] Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO), reinvested distributions and fully participated in the primary subscription of the 1994 rights offering.

[2] Reflects the actual market price of one share as it traded on the NYSE and, prior to 12/1/03, on the Nasdaq.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$437 million

Number of Holdings	398

Turnover Rate	20%

Symbol
Market Price	RMT
NAV	XOTCX

Average Market Capitalization[1]	$365 million

Weighted Average P/E Ratio[2,3]	21.8x

Weighted Average P/B Ratio[2]	1.7x

U.S. Investments (% of Net Assets)	90.4%

Non-U.S. Investments (% of Net Assets)	9.7%

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (24% of portfolio holdings as of 6/30/14).

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

2014 Semiannual Report to Stockholders | 13

Royce Focus Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/14

January–June 2014[1]			12.74%

One-Year			31.56

Three-Year			9.08

Five-Year			16.50

10-Year			9.59

15-Year			11.18

Since Inception (11/1/96)[2]			11.02

[1] Not Annualized
[2] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2013	19.7%	2005	13.3%

2012	11.4	2004	29.3

2011	-10.5	2003	54.3

2010	21.8	2002	-12.5

2009	54.0	2001	10.0

2008	-42.7	2000	20.9

2007	12.2	1999	8.7

2006	15.8	1998	-6.8

TOP 10 POSITIONS % of Net Assets

Western Digital			4.5%

Myriad Genetics			4.4

Apple			3.7

Franklin Resources			3.5

Berkshire Hathaway Cl. B			3.0

SanDisk Corporation			2.9

Cirrus Logic			2.9

Exxon Mobil			2.8

Thor Industries			2.8

Kennedy-Wilson Holdings			2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			20.6%

Information Technology			18.4

Financials			16.5

Energy			13.4

Consumer Discretionary			8.1

Industrials			7.8

Consumer Staples			6.6

Health Care			5.7

Cash and Cash Equivalents			2.9

Manager’s Discussion
We were very pleased with the strong first half enjoyed by Royce Focus Trust (FUND) on both an absolute and relative basis. The Fund gained an impressive 12.7% on an NAV (net asset value) basis and 15.0% based on market price for the year-to-date period ended June 30, 2014, in both cases more than doubling the 5.9% advance for its benchmark, the Russell 2500 Index, for the same period.
     The Fund got off to a strong start that slackened only briefly when stocks were enduring their only bout with volatility thus far during parts of March, April, and May. Otherwise, the waters were mostly calm. After a magnificently bullish 2013, the pace of equity returns slowed as 2014 got under way. In the first quarter FUND was up 5.2% on an NAV basis and 5.8% on a market price basis. Many investors paused prior to the end of the first quarter, perhaps wondering what the effects might be of a bitter winter, a new Federal Reserve chair, and worrisome geopolitical happenings. For the most part, stocks rallied, with results largely positive from mid-May through the end of June. For the second quarter, which included the bulk of the brief corrective phase, FUND advanced 7.1% based on its NAV and 8.7% based on its market price while the Russell 2500 rose 3.6%.
     We were happy to see the Fund rebound at a time when the economy is both growing and returning to something like the Old Normal with the role of the Fed gradually diminishing. Such an environment looks promising in our view for active and disciplined managers who emphasize long-term time horizons and absolute returns. FUND outpaced the Russell 2500 for the one-, 15-year, and since inception of our management (11/1/96) periods ended June 30, 2014. The Fund’s average annual NAV total return since inception was 11.0%. We remain proud of FUND’s long-term performance record.
     Over the last five years, we have been building positions in several economically sensitive, cyclical sectors, including Energy, Industrials, Materials, and Information Technology. Going back as far as 2009 in some instances, many stocks in these areas looked strong to us on both an absolute and relative basis, in particular on the level of balance sheet strength, returns on invested capital, and P/E ratios. Through the first half of 2013, many of the companies that we liked in these sectors, such as Canadian energy services businesses, had not yet seen much, if any, share price recovery. This began to turn around in the second half of last year. Coupled with declining correlation levels across all equity asset classes, these developments left us feeling very confident in the ongoing prospects for many of our holdings in cyclical sectors.
     Three of the four sectors mentioned above—Energy, Information Technology, and Materials—made the greatest net contributions to results for the year-to-date period. Energy led by a good-sized margin, driven by robust results for several long-term holdings in the

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Myriad Genetics	2.66%

Helmerich & Payne	1.28

SanDisk Corporation	1.08

Trican Well Service	0.72

Pason Systems	0.71

[1] Includes dividends.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

14 | 2014 Semiannual Report to Stockholders

Performance and Portfolio Review

energy equipment & services industry, where the bulk of the portfolio’s positions in that sector are slotted. Renewed demand helped Helmerich & Payne, a company we have long admired for its status as a leader in manufacturing technologically superior rigs and related equipment. Other energy businesses are seeing the benefit in using Helmerich’s wares, as upgrading to its more efficient rigs helps to drive down drilling costs. Trican Well Service is the largest pressure pumping service provider in Canada and a leading fracturing company in Russia. FUND’s twelfth largest holding at the end of June, the company benefited from a recovery in the demand for its services in Canada and the U.S. for fracking and other well-related services.
     Outside of the Energy sector, we were very pleased with the comeback of Myriad Genetics. A molecular diagnostic company that specializes in genetic testing for cancer, its share price fell rapidly in the wake of a mixed ruling from the Supreme Court in June 2013, which held that human genes cannot be patented. Many investors were concerned that the company would struggle to compete or be profitable in the light of this decision. The stock began to recover in the first quarter of 2014. Though its price was a bit volatile during the second quarter, we remain confident. It remains a leader in genetic testing with a variety of industry-standard tools for detecting hereditary cancer risk. Fiscal third-quarter revenues, announced in May, were up, helping to make fiscal 2014 nicely profitable. Top-six position SanDisk Corporation provides data storage products and solutions, including flash memory, proprietary controller and firmware technologies, as well as USB drives, digital media players, and other components. Capacity concerns have abated and global demand has been growing, both of which helped its shares to rise in the first half. As for those holdings that struggled, we also remain confident in the long-term prospects for personal skin care product maker and distributor Nu Skin Enterprises. The company resolved some distribution issues in China, which accounts for about a third of its growing global business, by paying a small fine.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Nu Skin Enterprises Cl. A	-1.05%

Buckle (The)	-0.41

GameStop Corporation Cl. A	-0.38

Patriot Transportation Holding	-0.37

Medicines Company (The)	-0.33

[1] Net of dividends.

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/1/96)[3] through 6/30/14

[1] Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the 2005 rights offering.
[2] Reflects the actual market price of one share as it traded on Nasdaq.
[3] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$213 million

Number of Holdings	50

Turnover Rate	13%

Symbol
Market Price	FUND
NAV	XFUNX

Average Market Capitalization[1]	$6,634 million

Weighted Average P/E Ratio[2,3]	18.1x

Weighted Average P/B Ratio[2]	2.4x

U.S. Investments (% of Net Assets)	66.2%

Non-U.S. Investments (% of Net Assets)	30.9%

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings, or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (16% of portfolio holdings as of 6/30/14).

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

2014 Semiannual Report to Stockholders | 15

Royce Global Value Trust

CUMULATIVE NAV TOTAL RETURN Through 6/30/14

January–June 2014	5.57%

Since Inception (10/17/13)	8.49

TOP 10 POSITIONS % of Net Assets

Consort Medical	1.5%

Television Broadcasts	1.5

Lazard Cl. A	1.5

Midland Holdings	1.4

CETIP - Mercados Organizados	1.4

Stallergenes	1.4

Pico Far East Holdings	1.4

Ashmore Group	1.4

Mayr-Melnhof Karton	1.4

Gaztransport Et Technigaz	1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials	20.1%

Financials	18.7

Consumer Discretionary	18.0

Materials	16.4

Information Technology	13.5

Health Care	7.1

Energy	2.7

Consumer Staples	2.6

Diversified Investment Companies	0.8

Cash and Cash Equivalents	0.1

Manager’s Discussion
For the year-to-date period ended June 30, 2014 Royce Global Value Trust Fund (RGT) climbed 5.6% on an NAV (net asset value basis) and 5.9% on a market price basis, essentially sandwiching its benchmark, the Russell Global Small Cap Index, which was up 5.7% for the same period. We were pleased with the Fund’s performance. While slightly shy of its benchmark on an NAV basis, first-half results nonetheless bolstered our confidence in RGT’s prospects for strong absolute results going forward. The Fund came into existence as a spin-off from Royce Value Trust (RVT) at the rate of one share of Global Trust common stock for every seven shares of RVT common stock owned. RGT’s investment goal is long-term growth of capital. The Fund invests in a broadly diversified portfolio of both U.S. and non-U.S. small-cap stocks. Chuck Royce manages the Fund while Royce veterans Chris Flynn and David Nadel serve as assistant portfolio managers.
     Although most non-U.S. markets did not match the feverish pace of their small-cap stateside cousins in 2013, they did fine on an NAV basis before going on to enjoy a stronger first half of 2014. For the first quarter, the Fund rose 1.4% on an absolute basis and 1.0% on market price basis. A strengthening Europe helped to compensate for a generally less robust Asia during the first few months of 2014. There were notable contributions from portfolio holdings in Canada, France, and Italy in the first quarter as well as trouble spots for positions headquartered in Hong Kong and the U.S.
     For the second quarter, returns were stronger both here in the U.S. and abroad, the latter helped by a recovery for many Asian companies. This was most noticeable for positions headquartered in Japan, which overcame first-quarter net losses to post a significant contribution for both the second quarter and semiannual period. Portfolio holdings in Canada also enjoyed a strong second quarter, helped by net gains in a number of industries. RGT was thus able to take advantage of the market’s growing strength, increasing 4.1% for the second quarter on an NAV basis and 4.8% on a market price basis. (The Russell Global Small Cap Index grew 3.3% for the same period.) The Fund’s cumulative NAV return from inception (10/17/13) through June 30, 2014 was 8.5%.
     All of the Fund’s nine equity sectors finished the first half in positive territory, with Financials, Information Technology, and Materials making the largest positive contributions. At the industry level, second-quarter strength was apparent, with the capital markets, auto

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

CETIP - Mercados Organizados	0.46%

De’Longhi	0.43

BBVA Banco Frances ADR	0.42

China XD Plastics	0.40

Franco-Nevada Corporation	0.34

[1] Includes dividends.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Global Value Trust at 6/30/14 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

16 | 2014 Semiannual Report to Stockholders

Performance and Portfolio Review

components, household durables, and semiconductors & semiconductor equipment groups leading in the first half. Detracting most from first-half results at the industry level were air freight & logistics companies, media stocks, and multiline retailers. Coming from the first of these three groups, New Jersey-based UTi Worldwide is a global supply chain logistics services and solutions company that operates on multiple platforms helping a variety of industries. Its business was hurt by lower freight-forwarding volumes and pricing as well as by delays in collecting receivables. All of this caused the company to violate its debt covenants, resulting in an expensive and dilutive recapitalization. We chose to hold shares in the hope of a turnaround. We built our position in Pico Far East Holdings, a Hong Kong-based business that makes displays for companies presenting at conventions. We like that major global brands such as Mercedes Benz, Lexus, and Citibank trust the company to accurately portray their brand images. The slowdown in China’s economy hurt Pico Far East Holdings business, but management keeps a close eye on costs and focuses on the long term, traits that inspire our confidence.
     The Fund’s top contributing stock was top-five position CETIP-Mercados Organizados, which organizes the over-the-counter (OTC) markets in Brazil. The company offers an electronic platform for conducting online transactions, such as auctions and government bond trading, corporate bonds, and fixed income securities. CETIP also provides central securities depository, outsourcing, market data, and risk management services. Its shares rose on what we suspect was a flight to company quality in Brazil’s first-half bear market. De’Longhi is an Italian company which owns a collection of consumer brands in the domestic appliance market, such as coffee makers, food processors, electric ovens, kettles, toasters, and more. Its stock performance in the first half of 2014 was largely generated in the first quarter after reporting solid earnings for 2013. It also benefited from investors’ generally increased risk appetite for Italian stocks. We trimmed our stake throughout the first half. The oldest private bank in Argentina and the nation’s third largest, BBVA Banco Frances ADR has posted both strong earnings and given an improved outlook so far in 2014, both of which seemed to attract more investors to its shares. We began to sell our shares of specialty chemical company China XD Plastics in May when improved revenues and earnings led to a spike in its stock, which then corrected amid questions about the veracity of its reported results.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

UTi Worldwide	-0.50%

Pico Far East Holdings	-0.46

New World Department Store China	-0.38

LPS Brasil Consultoria de Imoveis	-0.23

LPKF Laser & Electronics	-0.22

[1] Net of dividends.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$108 million

Number of Holdings	167

Turnover Rate	21%

Symbol
Market Price	RGT
NAV	XRGTX

Average Market Capitalization[1]	$1,136 million

Weighted Average P/E Ratio[2,3]	15.3x

Weighted Average P/B Ratio[2]	1.9x

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 6/30/14).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States	15.6%

Japan	10.6

Hong Kong	10.3

United Kingdom	8.3

Canada	8.0

France	7.3

South Africa	5.4

Brazil	4.1

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

2014 Semiannual Report to Stockholders | 17

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
History		Invested	Price[1]	Shares	Value[2]	Value[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474
2014	Year-to-Date distribution total $0.62		15.792	546

6/30/14		$21,922		14,317	$257,706	$229,072

[1] The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2] Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase and at June 30, 2014.
[3] Includes a return of capital.
[4] Includes Royce Global Value Trust spin-off of $1.40 per share.

18 | 2014 Semiannual Report to Stockholders

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
History		Invested	Price[1]	Shares	Value[2]	Value[2]
Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630	83,110	74,222
2014	Year-to-Date distribution total $0.47		12.466	244

6/30/14		$8,900		6,110	$85,662	$77,102

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Year-to-Date distribution total $0.20		8.150	101

6/30/14		$7,044		4,191	$40,024	$35,833

Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975
12/31/13					10,050	8,890

6/30/14		$8,975		1,000	$10,610	$9,410

[1] The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2] Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase and at June 30, 2014.
[3] Includes a return of capital.

2014 Semiannual Report to Stockholders | 19

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT, RMT and FUND shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through June 30, 2014.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT, RMT and FUND held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser is absorbing all commissions on optional sales under the Plans through June 30, 2014. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

20 | 2014 Semiannual Report to Stockholders

Royce Value Trust	June 30, 2014 (unaudited)

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 97.7%

Consumer Discretionary – 11.2%
Auto Components - 0.6%
Drew Industries	11,191	$559,662
Gentex Corporation [1]	111,000	3,228,990
Selamat Sempurna	8,267,600	3,099,914
Standard Motor Products	20,852	931,459

		7,820,025

Automobiles - 0.9%
Thor Industries [1]	107,630	6,120,918
Winnebago Industries [2]	211,400	5,323,052

		11,443,970

Distributors - 0.9%
Core-Mark Holding Company	11,200	511,056
Genuine Parts	5,300	465,340
LKQ Corporation [2]	297,200	7,932,268
Weyco Group	97,992	2,685,961

		11,594,625

Diversified Consumer Services - 1.1%
Benesse Holdings	40,000	1,735,354
Career Education [2]	20,000	93,600
Collectors Universe	72,300	1,416,357
MegaStudy	15,000	895,434
Regis Corporation [1,2,3]	233,800	3,291,904
Sotheby’s [1]	118,700	4,984,213
Universal Technical Institute	140,432	1,704,844

		14,121,706

Hotels, Restaurants & Leisure - 0.0%
Ambassadors Group [2]	32,100	147,981
Tropicana Entertainment [2,4]	6,000	105,600

		253,581

Household Durables - 2.8%
De’Longhi	45,000	973,572
Ekornes	80,000	1,066,214
Ethan Allen Interiors	320,800	7,936,592
Forbo Holding	900	959,574
Garmin	8,062	490,976
Harman International Industries	57,200	6,144,996
Lifetime Brands	54,426	855,577
Mohawk Industries [1,2]	53,400	7,387,356
Natuzzi ADR [2]	2,096,300	5,387,491
NVR [2]	2,700	3,106,620
Stanley Furniture [2,5]	1,012,235	2,712,790

		37,021,758

Internet & Catalog Retail - 0.1%
Manutan International	20,000	1,279,748
Takkt	35,000	641,723

		1,921,471

Leisure Products - 0.8%
Beneteau [2]	45,000	820,450
LeapFrog Enterprises Cl. A [2]	30,000	220,500
Nautilus [2]	803,900	8,915,251
Shimano	13,400	1,486,758

		11,442,959

Media - 1.2%
E.W. Scripps Company Cl. A [2]	55,900	1,182,844
Media Chinese International	6,650,000	1,988,166
Morningstar	84,600	6,075,126
Pico Far East Holdings	6,575,000	1,527,018
RLJ Entertainment [2]	35,600	135,992
Television Broadcasts	278,400	1,806,812
Wiley (John) & Sons Cl. A	48,200	2,920,438

		15,636,396

Multiline Retail - 0.2%
Dollar Tree [2]	8,450	460,187
New World Department Store China	5,377,200	2,164,645

		2,624,832

Specialty Retail - 1.5%
Advance Auto Parts	7,500	1,011,900
Aeropostale [2]	10,000	34,900
Ascena Retail Group [1,2]	224,100	3,832,110
Finish Line (The) Cl. A	34,700	1,031,978
Genesco [2]	39,500	3,244,135
I.T	557,000	195,479
Lewis Group	250,000	1,523,272
Oriental Watch Holdings	543,000	127,511
Ross Stores	4,730	312,795
Sears Hometown and Outlet Stores [2]	10,400	223,288
Signet Jewelers	10,000	1,105,900
Stein Mart	167,800	2,330,742
Systemax [2]	194,000	2,787,780
TravelCenters of America LLC [2]	49,100	436,008
West Marine [2]	131,100	1,345,086
Wet Seal (The) Cl. A [2]	63,200	57,512

		19,600,396

Textiles, Apparel & Luxury Goods - 1.1%
Asia Brands	117,100	136,027
Culp	55,500	966,255
Daphne International Holdings	3,912,800	1,534,748
Grendene	200,000	1,250,057
Handsome	5,700	155,767
Huvis Corporation	15,000	169,006
J.G. Boswell Company [4]	2,292	2,324,088
Movado Group	57,081	2,378,565
Pacific Textiles Holdings	750,000	941,564
Stella International Holdings	400,000	1,088,976
Van de Velde	22,500	1,196,940
Wolverine World Wide [1]	95,000	2,475,700

		14,617,693

Total (Cost $111,207,330)		148,099,412

Consumer Staples – 1.6%
Beverages - 0.0%
Crimson Wine Group [2,4]	11,876	107,359

Food & Staples Retailing - 0.1%
FamilyMart	32,500	1,400,351

Food Products - 1.2%
Alico	27,000	1,012,230

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 21

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Consumer Staples (continued)
Food Products (continued)
Asian Plantations [2]	50,000	$179,697
Cal-Maine Foods	21,948	1,631,175
Farmer Bros. [2]	43,900	948,679
Industrias Bachoco ADR	39,700	2,134,669
McLeod Russel India	95,500	504,850
Seneca Foods Cl. A [2]	163,474	5,002,305
Seneca Foods Cl. B [2]	13,840	412,432
Sipef	5,200	444,311
Tootsie Roll Industries	124,135	3,654,534
Waterloo Investment Holdings [2,6]	598,676	227,497

		16,152,379

Personal Products - 0.3%
Nu Skin Enterprises Cl. A	50,800	3,757,168

Total (Cost $17,355,001)		21,417,257

Diversified Investment Companies – 0.0%
Closed-End Funds - 0.0%
RIT Capital Partners	13,500	304,047

Total (Cost $244,255)		304,047

Energy – 4.6%
Energy Equipment & Services - 3.5%
Cal Dive International [2]	456,250	602,250
Helmerich & Payne	34,000	3,947,740
ION Geophysical [2]	361,500	1,525,530
Oceaneering International	4,000	312,520
Oil States International [2]	57,023	3,654,604
Pason Systems	229,000	6,438,311
SEACOR Holdings [2]	88,575	7,285,294
Steel Excel [2,4]	156,880	5,490,800
Superior Energy Services [1]	18,000	650,520
TGS-NOPEC Geophysical	141,100	4,510,986
Tidewater	88,300	4,958,045
Trican Well Service	65,200	1,052,805
Unit Corporation [2]	77,000	5,299,910

		45,729,315

Oil, Gas & Consumable Fuels - 1.1%
Cimarex Energy	61,300	8,794,098
Contango Oil & Gas [2]	7,000	296,170
Hallador Energy	38,000	360,620
Harvest Natural Resources [2]	13,000	64,870
Resolute Energy [1,2,3]	243,134	2,100,678
World Fuel Services	9,700	477,531
WPX Energy [2]	110,000	2,630,100

		14,724,067

Total (Cost $46,196,643)		60,453,382

Financials – 13.7%
Banks - 1.8%
Bank of N.T. Butterfield & Son	1,784,161	3,550,480
BCB Holdings [2]	209,426	47,490
Farmers & Merchants Bank of Long Beach [4]	1,200	6,933,600
Fauquier Bankshares	160,800	2,563,152
First Citizens BancShares Cl. A	30,527	7,479,115
Mechanics Bank [4]	200	3,042,000

		23,615,837

Capital Markets - 6.0%
Affiliated Managers Group [2]	34,700	7,127,380
AllianceBernstein Holding L.P. [1]	142,000	3,674,960
Artisan Partners Asset Management Cl. A	51,300	2,907,684
ASA Gold and Precious Metals	188,601	2,763,005
Ashmore Group	681,000	4,312,214
Aurelius	9,300	339,756
†CETIP - Mercados Organizados	430,000	6,120,615
Citadel Capital [2]	1,000,000	527,269
Cowen Group [2]	801,158	3,380,887
Eaton Vance [1,3]	81,000	3,060,990
Federated Investors Cl. B [1]	369,400	11,421,848
GAMCO Investors Cl. A	28,900	2,400,145
Jupiter Fund Management	230,000	1,572,520
Lazard Cl. A	110,100	5,676,756
MVC Capital	274,200	3,550,890
Paris Orleans	33,513	789,297
RHJ International [2]	565,000	2,751,890
SEI Investments	233,500	7,651,795
Sprott	590,000	1,675,367
U.S. Global Investors Cl. A	661,751	2,329,364
Value Partners Group	5,103,000	3,417,187
Westwood Holdings Group	23,460	1,408,538

		78,860,357

Consumer Finance - 0.1%
EZCORP Cl. A [2]	147,200	1,700,160

Diversified Financial Services - 1.1%
Banca Finnat Euramerica	1,060,000	675,944
HF2 Financial Management Cl. A [2]	292,300	3,010,690
MarketAxess Holdings	100,000	5,406,000
PICO Holdings [2]	100,400	2,385,504
Sofina	19,000	2,207,778

		13,685,916

Insurance - 2.3%
Alleghany Corporation [2]	6,499	2,847,342
E-L Financial	16,500	10,839,698
Erie Indemnity Cl. A [1]	50,000	3,763,000
Greenlight Capital Re Cl. A [2]	21,061	693,749
Independence Holding Company	349,423	4,937,347
Lancashire Holdings	100,000	1,119,256
Platinum Underwriters Holdings	44,000	2,853,400
Primerica	78,000	3,732,300

		30,786,092

Real Estate Investment Trusts (REITs) - 0.0%
BRT Realty Trust [2]	1,650	12,177

Real Estate Management & Development - 2.0%
Brasil Brokers Participacoes	91,400	145,197
Consolidated-Tomoka Land	60,564	2,779,888
E-House (China) Holdings ADR	119,200	1,031,080
Forestar Group [1,2]	102,000	1,947,180

22 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Financials (continued)
Real Estate Management & Development (continued)
Hopefluent Group Holdings	850,000	$245,665
Jones Lang LaSalle	4,910	620,575
Kennedy-Wilson Holdings	98,200	2,633,724
Midland Holdings [2]	2,500,000	1,257,999
St. Joe Company (The) [1,2,3]	167,000	4,246,810
Tejon Ranch [2]	342,600	11,028,294
Tejon Ranch (Warrants) [2]	52,082	152,600

		26,089,012

Thrifts & Mortgage Finance - 0.4%
PennyMac Financial Services Cl. A [2]	50,000	759,500
Timberland Bancorp [5]	444,200	4,681,868
Vestin Realty Mortgage II [2]	53,557	224,939

		5,666,307

Total (Cost $146,477,380)		180,415,858

Health Care – 5.3%
Biotechnology - 0.6%
Amicus Therapeutics [2]	92,300	308,282
ARIAD Pharmaceuticals [2]	185,250	1,180,043
ArQule [2]	130,000	201,500
Coronado Biosciences [2]	170,000	292,400
Genomic Health [2]	33,000	904,200
Green Cross	7,500	919,154
Myriad Genetics [1,2,3]	84,108	3,273,483
Rigel Pharmaceuticals [2]	63,000	228,690
Synthetic Biologics [2]	50,000	86,000
ZIOPHARM Oncology [1,2,3]	58,000	233,740

		7,627,492

Health Care Equipment & Supplies - 2.1%
Allied Healthcare Products [2]	140,225	337,942
Analogic Corporation	42,435	3,320,114
AngioDynamics [1,2]	69,073	1,127,962
Atrion Corporation	16,235	5,292,610
bioMerieux	8,500	915,994
CONMED Corporation	81,500	3,598,225
DENTSPLY International	21,618	1,023,612
Derma Sciences [2]	25,000	289,000
DiaSorin	25,000	1,047,515
IDEXX Laboratories [1,2,3]	67,311	8,990,730
Invacare Corporation	73,400	1,348,358
Synergetics USA [1,2]	278,690	863,939
Urologix [2,4]	142,648	24,250

		28,180,251

Health Care Providers & Services - 0.4%
†Bio-Reference Laboratories [1,2]	16,200	489,564
Landauer [1]	75,500	3,171,000
MWI Veterinary Supply [1,2]	10,000	1,419,900

		5,080,464

Health Care Technology - 0.1%
Medidata Solutions [2]	40,000	1,712,400

Life Sciences Tools & Services - 1.3%
Bio-Rad Laboratories Cl. A [2]	22,388	2,680,067
PAREXEL International [2]	165,800	8,760,872
PerkinElmer [1]	39,000	1,826,760
Techne Corporation	37,843	3,503,127

		16,770,826

Pharmaceuticals - 0.8%
Adcock Ingram Holdings [2]	28,300	141,407
Biodel [2]	20,100	43,416
Boiron	10,500	913,125
Medicines Company (The) [2]	125,808	3,655,981
Recordati	50,000	840,750
Santen Pharmaceutical	20,000	1,125,315
Stallergenes	18,000	1,387,402
Vetoquinol	25,000	1,238,532
Virbac	4,500	1,039,504

		10,385,432

Total (Cost $40,807,166)		69,756,865

Industrials – 29.3%
Aerospace & Defense - 2.1%
Cubic Corporation	16,354	727,916
Curtiss-Wright	7,250	475,310
Ducommun [2]	117,200	3,062,436
HEICO Corporation	262,938	13,657,000
HEICO Corporation Cl. A	80,808	3,280,805
Hexcel Corporation [2]	47,500	1,942,750
Magellan Aerospace	118,600	1,309,318
Moog Cl. A [2]	25,000	1,822,250
Teledyne Technologies [2]	20,600	2,001,702

		28,279,487

Air Freight & Logistics - 2.4%
Expeditors International of Washington	158,900	7,017,024
Forward Air	209,750	10,036,538
Hub Group Cl. A [1,2]	149,400	7,529,760
UTi Worldwide [2]	635,400	6,570,036

		31,153,358

Building Products - 1.1%
American Woodmark [2]	117,135	3,733,093
Burnham Holdings Cl. B [4]	36,000	655,200
Simpson Manufacturing	275,300	10,009,908

		14,398,201

Commercial Services & Supplies - 2.7%
Brady Corporation Cl. A	95,900	2,864,533
Brink’s Company (The)	206,320	5,822,350
CompX International Cl. A	211,100	2,205,995
Copart [2]	178,360	6,413,825
Heritage-Crystal Clean [2]	88,241	1,732,171
Kaba Holding	2,500	1,236,186
Kimball International Cl. B	286,180	4,784,930
Ritchie Bros. Auctioneers	400,384	9,869,466
UniFirst Corporation	2,700	286,200

		35,215,656

Construction & Engineering - 1.6%
EMCOR Group	149,400	6,652,782
Integrated Electrical Services [2]	351,960	2,301,818

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 23

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Industrials (continued)
Construction & Engineering (continued)
Jacobs Engineering Group [1,2,3]	81,400	$4,336,992
KBR	347,900	8,297,415

		21,589,007

Electrical Equipment - 3.0%
Elektrobudowa	17,500	502,947
EnerSys	47,200	3,246,888
Franklin Electric	209,200	8,437,036
Global Power Equipment Group	217,484	3,514,541
GrafTech International [2]	344,838	3,607,006
Powell Industries	101,700	6,649,146
Preformed Line Products	91,600	4,930,828
Regal-Beloit	100,000	7,856,000
Vicor [2]	78,000	653,640

		39,398,032

Industrial Conglomerates - 0.7%
Carlisle Companies [1]	32,200	2,789,164
Raven Industries	192,400	6,376,136

		9,165,300

Machinery - 9.8%
AGCO Corporation	7,800	438,516
Astec Industries	10,800	473,904
Burckhardt Compression Holding	8,400	4,527,740
CB Industrial Product Holding	116,200	158,504
Chen Hsong Holdings	1,159,000	333,476
CIRCOR International	53,900	4,157,307
CLARCOR [1]	92,500	5,721,125
Columbus McKinnon	86,800	2,347,940
Donaldson Company	199,959	8,462,265
Graco	116,376	9,086,638
Hurco Companies	25,952	731,846
IDEX Corporation	67,400	5,441,876
John Bean Technologies	155,536	4,820,061
Kennametal	197,300	9,131,044
Lincoln Electric Holdings	46,360	3,239,637
Lindsay Corporation	25,000	2,111,750
Middleby Corporation [2]	58,500	4,839,120
Mueller Industries	17,000	499,970
Mueller Water Products Cl. A	35,900	310,176
NN	197,100	5,041,818
Nordson Corporation	24,296	1,948,296
Pfeiffer Vacuum Technology	5,000	551,349
PMFG [2]	388,352	2,046,615
Rational	2,000	646,447
RBC Bearings	47,000	3,010,350
Rotork	20,000	913,887
Sarine Technologies	311,300	641,624
Semperit AG Holding	39,540	2,422,860
Spirax-Sarco Engineering	19,000	888,679
Tecumseh Products [2]	32,800	166,952
†Tennant Company	41,900	3,197,808
Timken Company (The)	42,800	2,903,552
Valmont Industries	65,700	9,983,115
WABCO Holdings [2]	93,400	9,976,988
Wabtec Corporation	84,550	6,982,984
Woodward	208,400	10,457,512

		128,613,731

Marine - 0.4%
Kirby Corporation [1,2,3]	50,100	5,868,714

Professional Services - 3.5%
Acacia Research	55,341	982,303
Advisory Board (The) [1,2,3]	150,277	7,784,349
CRA International [2]	18,638	429,606
Exponent	12,700	941,197
Heidrick & Struggles International	223,731	4,139,023
Huron Consulting Group [2]	3,816	270,249
ICF International [2]	65,821	2,327,431
ManpowerGroup	91,158	7,734,756
On Assignment [2]	350,400	12,463,728
Robert Half International	33,772	1,612,275
RPX Corporation [2]	30,500	541,375
Towers Watson & Co. Cl. A	69,200	7,212,716
TrueBlue [2]	6,660	183,616

		46,622,624

Road & Rail - 1.2%
Landstar System [1]	99,400	6,361,600
Patriot Transportation Holding [2]	212,958	7,447,141
Trancom	8,000	314,299
Universal Truckload Services	78,916	2,001,310

		16,124,350

Trading Companies & Distributors - 0.7%
Aceto Corporation	52,100	945,094
Kloeckner & Co [2]	20,300	306,043
MISUMI Group	25,000	687,774
MSC Industrial Direct Cl. A [1]	71,508	6,839,025

		8,777,936

Transportation Infrastructure - 0.1%
Wesco Aircraft Holdings [2]	68,400	1,365,264

Total (Cost $205,692,668)		386,571,660

Information Technology – 18.9%
Communications Equipment - 0.8%
ADTRAN [1]	339,373	7,656,255
Bel Fuse Cl. B	28,126	721,994
Comba Telecom Systems Holdings [2]	1,041,000	333,103
Comtech Telecommunications [1]	30,000	1,119,900
Ellies Holdings [2]	415,300	144,486
EVS Broadcast Equipment	15,000	745,173
Plantronics	2,111	101,434
Sonus Networks [2]	74,000	265,660

		11,088,005

Electronic Equipment, Instruments & Components - 8.2%
Agilysys [2]	165,125	2,324,960
Anixter International [1]	61,795	6,183,826
Avnet	16,400	726,684
AVX Corporation	57,300	760,944
Benchmark Electronics [1,2]	156,900	3,997,812
Cognex Corporation [2]	139,600	5,360,640

24 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Coherent [2]	152,916	$10,118,452
Dolby Laboratories Cl. A [1,2]	66,700	2,881,440
Domino Printing Sciences	90,000	924,156
DTS [2]	207,000	3,810,870
FEI Company	88,900	8,065,897
FLIR Systems	262,600	9,120,098
Hollysys Automation Technologies [2]	49,482	1,211,814
IPG Photonics [1,2,3]	72,920	5,016,896
Maxwell Technologies [2]	24,977	377,902
National Instruments	251,850	8,157,421
Newport Corporation [2]	523,500	9,684,750
Perceptron	357,700	4,560,675
Plexus Corporation [2]	176,100	7,623,369
Richardson Electronics	479,832	5,023,841
Rofin-Sinar Technologies [2]	243,281	5,848,475
Rogers Corporation [2]	31,666	2,101,039
TTM Technologies [1,2]	211,400	1,733,480
Vaisala Cl. A	30,320	994,337
Vishay Precision Group [2]	74,826	1,231,636

		107,841,414

Internet Software & Services - 1.0%
Conversant [2]	137,800	3,500,120
j2 Global	31,000	1,576,660
Move [2]	44,200	653,718
QuinStreet [2]	532,215	2,932,505
RealNetworks [2]	183,750	1,402,013
Spark Networks [2]	27,400	155,358
Support.com [2]	338,499	917,332
Trulia [2]	10,000	473,800
United Online [2]	24,571	255,538
Vistaprint [1,2,3]	24,000	971,040

		12,838,084

IT Services - 3.0%
Computer Task Group	75,000	1,234,500
Convergys Corporation	121,000	2,594,240
eClerx Services	66,400	1,282,846
Euronet Worldwide [2]	15,000	723,600
Fiserv [2]	9,080	547,706
Hackett Group (The)	1,336,596	7,979,478
Innodata [2]	171,501	552,233
ManTech International Cl. A	35,400	1,045,008
MAXIMUS	179,000	7,700,580
Metrofile Holdings	1,661,228	749,778
NeuStar Cl. A [2]	29,287	762,048
Sapient Corporation [2]	553,102	8,987,907
Sykes Enterprises [2]	134,824	2,929,726
Teradata Corporation [2]	6,400	257,280
Unisys Corporation [2]	94,000	2,325,560

		39,672,490

Semiconductors & Semiconductor Equipment - 3.2%
†Amtech Systems [2]	311,000	3,803,530
Brooks Automation	166,200	1,789,974
Cabot Microelectronics [2]	21,809	973,772
CEVA [2]	38,000	561,260
Diodes [2]	230,950	6,688,312
Entropic Communications [2]	105,000	349,650
Exar Corporation [2]	157,576	1,780,609
Integrated Silicon Solution [2]	135,900	2,007,243
International Rectifier [2]	95,000	2,650,500
Kopin Corporation [2]	162,200	528,772
Lam Research	7,500	506,850
Microsemi Corporation [2]	25,000	669,000
Miraial	48,900	888,169
MKS Instruments	137,000	4,279,880
Nanometrics [2]	132,000	2,409,000
Power Integrations [1]	49,000	2,819,460
Regent Manner International Holdings	750,000	163,540
Skyworks Solutions	12,800	601,088
STR Holdings [2]	90,000	121,500
Teradyne [1]	228,000	4,468,800
Tessera Technologies	44,000	971,520
Veeco Instruments [1,2]	100,500	3,744,630

		42,777,059

Software - 1.6%
American Software Cl. A	204,990	2,025,301
ANSYS [1,2]	95,000	7,202,900
Aspen Technology [2]	42,100	1,953,440
Aware [2]	12,800	83,968
Blackbaud [1]	31,400	1,122,236
Computer Modelling Group	10,000	277,588
Envivio [2]	238,000	571,200
ePlus [2]	18,300	1,065,060
Mentor Graphics	16,753	361,362
MICROS Systems [2]	19,500	1,324,050
SeaChange International [2]	440,391	3,527,532
SimCorp	18,000	619,852
TeleNav [2]	48,797	277,655

		20,412,144

Technology Hardware, Storage & Peripherals - 1.1%
BlackBerry [2]	8,000	81,920
Diebold	249,100	10,006,347
Intevac [2]	188,800	1,512,288
Silicon Graphics International [2]	115,400	1,110,148
Western Digital [1]	17,690	1,632,787

		14,343,490

Total (Cost $174,653,931)		248,972,686

Materials – 7.5%
Chemicals - 2.2%
Cabot Corporation [1,3]	84,609	4,906,476
Fufeng Group	341,300	128,146
Hawkins	86,178	3,200,651
Innospec	101,083	4,363,753
Intrepid Potash [1,2,3]	140,000	2,346,400
KMG Chemicals	71,700	1,289,166
Minerals Technologies [1]	58,223	3,818,264
OM Group	45,000	1,459,350
Quaker Chemical	32,779	2,517,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 25

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Materials (continued)
Chemicals (continued)
Rockwood Holdings	39,100	$2,971,209
Sensient Technologies	11,993	668,250
Stepan Company	5,800	306,588
Valspar Corporation (The)	1,200	91,428
Westlake Chemical	11,740	983,342

		29,050,123

Construction Materials - 1.0%
Ash Grove Cement Cl. B [4]	50,518	11,619,140
Mardin Cimento Sanayii	491,700	1,183,645

		12,802,785

Containers & Packaging - 0.8%
Greif Cl. A	112,344	6,129,489
Mayr-Melnhof Karton	38,000	4,527,427

		10,656,916

Metals & Mining - 3.3%
AuRico Gold	132,000	562,320
Central Steel & Wire [4]	4,862	3,622,190
Exeter Resource [2]	475,000	337,250
Fresnillo	22,500	335,777
Globe Specialty Metals	20,000	415,600
Grupo SIMEC Ser. B [2]	35,100	162,683
Hecla Mining	960,000	3,312,000
IAMGOLD Corporation [2]	510,000	2,101,200
Imdex [2]	1,391,766	826,790
Kinross Gold [2]	24,600	101,844
Kirkland Lake Gold [2]	90,000	299,424
Maharashtra Seamless	250,000	1,293,333
Major Drilling Group International	168,000	1,223,335
Medusa Mining [2]	75,600	131,524
Pan American Silver	225,430	3,460,350
Pretium Resources [2]	196,000	1,621,930
Reliance Steel & Aluminum	154,420	11,382,298
Saracen Mineral Holdings [2]	237,072	91,654
Schnitzer Steel Industries Cl. A [1]	100,000	2,607,000
Sims Metal Management [2]	16,000	146,044
Synalloy Corporation	178,800	2,935,896
Victoria Gold [2]	550,000	69,584
Vista Gold [2]	124,000	62,000
Worthington Industries	148,000	6,369,920

		43,471,946

Paper & Forest Products - 0.2%
Glatfelter	28,400	753,452
Qunxing Paper Holdings [2,6]	3,296,000	42,527
Schweitzer-Mauduit International	33,718	1,472,128

		2,268,107

Total (Cost $73,975,880)		98,249,877

Telecommunication Services – 0.7%
Wireless Telecommunication Services - 0.7%
Telephone and Data Systems	338,270	8,832,230
USA Mobility	28,300	435,820

Total (Cost $8,707,596)		9,268,050

Utilities – 0.1%
Gas Utilities - 0.1%
UGI Corporation	15,500	782,750

Total (Cost $583,805)		782,750

Miscellaneous [7] – 4.8%
Total (Cost $59,657,804)		63,035,627

TOTAL COMMON STOCKS
(Cost $885,559,459)		1,287,327,471

PREFERRED STOCK – 0.1%
Seneca Foods Conv. [2,6]
(Cost $724,062)	50,000	1,377,000

REPURCHASE AGREEMENT – 6.0%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $78,623,000 (collateralized
by obligations of various U.S. Government
Agencies, 2.00% due 9/30/20, valued at
$80,198,125)
(Cost $78,623,000)		78,623,000

TOTAL INVESTMENTS – 103.8%
(Cost $964,906,521)		1,367,327,471

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.8)%		(49,862,940)

NET ASSETS – 100.0%		$1,317,464,531

26 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

†	New additions in 2014.
[1]
All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at June 30, 2014. Total market value of pledged securities at June 30, 2014, was $153,280,449.

[2]	Non-income producing.
[3]	At June 30, 2014, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $42,949,178.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]
At June 30, 2014, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[6]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[7]	Includes securities first acquired in 2014 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2014, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $966,207,277. At June 30, 2014, net unrealized appreciation for all securities was $401,120,194, consisting of aggregate gross unrealized appreciation of $437,418,953 and aggregate gross unrealized depreciation of $36,298,759. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 27

Royce Value Trust	June 30, 2014 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value
Non-Affiliated Companies (cost $878,099,796)	$1,281,309,813
Affiliated Companies (cost $8,183,725)	7,394,658

Total investments at value	1,288,704,471
Repurchase agreements (at cost and value)	78,623,000
Cash and foreign currency	5,080,620
Receivable for investments sold	3,105,568
Receivable for dividends and interest	755,213
Prepaid expenses and other assets	501,371

Total Assets	1,376,770,243

LIABILITIES:
Revolving credit agreement	45,000,000
Payable for investments purchased	13,402,640
Payable for investment advisory fee	468,151
Payable for interest expense	5,923
Accrued expenses	274,191
Deferred capital gains tax	154,807

Total Liabilities	59,305,712

Net Assets	$1,317,464,531

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 73,209,898 shares outstanding (150,000,000 shares authorized)	$849,652,899
Undistributed net investment income (loss)	10,361,803
Accumulated net realized gain (loss) on investments and foreign currency	100,011,276
Net unrealized appreciation (depreciation) on investments and foreign currency	402,270,557
Quarterly distributions	(44,832,004)

Net Assets (net asset value per share - $18.00)	$1,317,464,531

Investments at identified cost	$886,283,521

28 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	Six Months Ended June 30, 2014 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$7,989,091
Affiliated Companies	35,536
Foreign withholding tax	(298,413)
Rehypothecation income	159,190

Total income	7,885,404

Expenses:
Investment advisory fees	2,929,462
Interest expense	430,429
Stockholder reports	233,523
Custody and transfer agent fees	140,507
Directors’ fees	78,527
Administrative and office facilities	68,039
Professional fees	34,630
Other expenses	62,426

Total expenses	3,977,543
Compensating balance credits	(153)

Net expenses	3,977,390

Net investment income (loss)	3,908,014

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	65,782,568
Foreign currency transactions	(148,329)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(34,399,364)
Other assets and liabilities denominated in foreign currency	(155,924)

Net realized and unrealized gain (loss) on investments and foreign currency	31,078,951

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$34,986,965

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 29

Royce Value Trust

Statement of Changes in Net Assets

	Six months ended
	6/30/14	Year ended
	(unaudited)	12/31/13
INVESTMENT OPERATIONS:
Net investment income (loss)	$3,908,014	$8,567,535
Net realized gain (loss) on investments and foreign currency	65,634,239	171,436,021
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(34,555,288)	191,177,592

Net increase (decrease) in net assets from investment operations	34,986,965	371,181,148

DISTRIBUTIONS:
Net investment income	–	(7,723,525)
Net realized gain on investments and foreign currency	–	(148,307,278)
Quarterly distributions[1]	(44,832,004)	–

Total distributions	(44,832,004)	(156,030,803)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	19,480,281	26,224,892
Depreciation of securities contributed to Royce Global Value Trust spinoff	–	(15,972,444)

Total capital stock transactions	19,480,281	10,252,448

NET INCREASE (DECREASE) IN NET ASSETS	9,635,242	225,402,793

NET ASSETS:
Beginning of period	1,307,829,289	1,082,426,496

End of period (including undistributed net investment income (loss) of $10,361,803 at 6/30/14 and $6,453,789 at 12/31/13)	$1,317,464,531	$1,307,829,289

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.

30 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$34,986,965
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(276,197,697)
Proceeds from sales and maturities of long-term investments	253,920,405
Net purchases, sales and maturities of short-term investments	113,286,000
Net (increase) decrease in dividends and interest receivable and other assets	848,639
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(195,179)
Net change in unrealized appreciation (depreciation) on investments	34,399,364
Net realized gain on investments and foreign currency	(65,634,239)

Cash provided by operating activities	95,414,258

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in revolving credit agreement	(65,000,000)
Distributions	(44,832,004)
Reinvestment of distributions	19,480,281

Cash used for financing activities	(90,351,723)

INCREASE (DECREASE) IN CASH:	5,062,535

Cash and foreign currency at beginning of period	18,085

Cash and foreign currency at end of period	$5,080,620

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 31

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended	Years ended December 31,
	June 30, 2014
	(unaudited)	2013	2012	2011	2010	2009

NET ASSET VALUE, BEGINNING OF PERIOD	$18.17	$15.40	$14.18	$16.73	$12.87	$9.37

INVESTMENT OPERATIONS:
Net investment income (loss)	0.05	0.12	0.23	0.10	0.24	0.17
Net realized and unrealized gain (loss) on investments and
foreign currency	0.44	4.89	2.02	(1.62)	3.85	3.87

Total investment operations	0.49	5.01	2.25	(1.52)	4.09	4.04

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	(0.04)	(0.03)	(0.20)	(0.18)
Net realized gain on investments and foreign currency	–	–	(0.13)	(0.16)	–	–
Return of capital	–	–	–	–	–	(0.02)

Total distributions to preferred stockholders	–	–	(0.17)	(0.19)	(0.20)	(0.20)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	0.49	5.01	2.08	(1.71)	3.89	3.84

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.11)	(0.17)	(0.08)	(0.03)	–
Net realized gain on investments and foreign currency	–	(2.08)	(0.63)	(0.43)	–	–
Return of capital	–	–	–	(0.27)	–	(0.32)
Quarterly distributions[1]	(0.62)	–	–	–	–	–

Total distributions to common stockholders	(0.62)	(2.19)	(0.80)	(0.78)	(0.03)	(0.32)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)	(0.05)	(0.06)	(0.06)	(0.00)	(0.02)

Total capital stock transactions	(0.04)	(0.05)	(0.06)	(0.06)	(0.00)	(0.02)

NET ASSET VALUE, END OF PERIOD	$18.00	$18.17	$15.40	$14.18	$16.73	$12.87

MARKET VALUE, END OF PERIOD	$16.00	$16.01	$13.42	$12.27	$14.54	$10.79

TOTAL RETURN:[2]
Market Value	3.90%[3]	35.63%	16.22%	(10.46)%	35.05%	35.39%
Net Asset Value	3.00%[3]	34.14%	15.41%	(10.06)%	30.27%	44.59%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense[4]	0.46%[5]	0.54%	0.56%	0.86%	0.11%	0.00%
Other operating expenses	0.16%[5]	0.25%	0.15%	0.12%	0.12%	0.16%
Total expenses (net)[6]	0.62%[5]	0.79%	0.71%	0.98%	0.23%	0.16%
Expenses net of fee waivers and excluding interest expense	0.56%[5]	0.65%	0.68%	0.98%	0.23%	0.16%
Expenses prior to fee waivers and balance credits	0.62%[5]	0.79%	0.71%	0.98%	0.23%	0.16%
Expenses prior to fee waivers	0.62%[5]	0.79%	0.71%	0.98%	0.23%	0.16%
Net investment income (loss)	0.61%[5]	0.70%	1.57%	0.63%	1.69%	1.66%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$1,317,465	$1,307,829	$1,082,426	$966,640	$1,105,879	$849,777
Liquidation Value of Preferred Stock, End of Period (in thousands)				$220,000	$220,000	$220,000
Portfolio Turnover Rate	20%	33%	25%	26%	30%	31%
PREFERRED STOCK:
Total shares outstanding				8,800,000	8,800,000	8,800,000
Asset coverage per share				$134.88	$150.67	$121.57
Liquidation preference per share				$25.00	$25.00	$25.00
Average month-end market value per share				$25.37	$25.06	$23.18
REVOLVING CREDIT AGREEMENT:
Asset coverage	3028%	1289%	822%
Asset coverage per $1,000	$30,277	$12,889	$8,216

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]
The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[5]	Annualized
[6]
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.60%, 0.82%, 0.18% and 0.12% for the years ended December 31, 2012, 2011, 2010 and 2009, respectively.

32 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,253,133,220	$33,924,227	$270,024	$1,287,327,471
Preferred Stocks	–	–	1,377,000	1,377,000
Cash Equivalents	–	78,623,000	–	78,623,000

Level 3 Reconciliation:
	Balance as of 12/31/13	Sales	Realized and Unrealized Gain (Loss)[1]	Balance as of 6/30/14
Common Stocks	$131,709	$–	$138,315	$270,024
Preferred Stocks	1,578,555	72,406	(129,149)	1,377,000

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

2014 Semiannual Report to Stockholders | 33

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Capital Gains Taxes:
     The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

Distributions:
     The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. The Board of Directors approved an increase in the annual rate of distributions under its managed distribution policy for Common Stockholders from 5% to 7%, effective for 2014. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.
     On June 19, 2013, the Fund purchased 10,160 common shares of Royce Global Value Trust, Inc. (“RGT”) for $100,076. On October 18, 2013, the Fund contributed $99,899,924 in cash and securities in exchange for shares of RGT, and on the same date distributed all shares of RGT valued at $100,000,000 to Fund stockholders of record as of October 10, 2013, at the rate of one share of RGT for every seven shares of the Fund’s Common Stock outstanding. In connection with the spinoff of RGT, the securities contributed included $15,972,444 in unrealized depreciation.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

34 | 2014 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
     The Fund issued 1,235,634 and 1,699,025 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2014 and the year ended December 31, 2013, respectively.

Borrowings:
     The Fund had entered into a $150,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP) on November 14, 2012 and reduced this line to $45,000,000 on June 26, 2014. The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
     As of June 30, 2014, the Fund has outstanding borrowings of $45,000,000. During the six months ended June 30, 2014, the Fund borrowed an average daily balance of $72,403,315 at a weighted average borrowing cost of 1.18%. As of June 30, 2014, the aggregate value of rehypothecated securities was $42,949,178. During the six months ended June 30, 2014, the Fund earned $159,190 in fees from rehypothecated securities.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
     For the six rolling 60-month periods ended June 2014, the Fund’s investment performance ranged from 8% to 32% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $5,500,946 and a net downward adjustment of $2,571,484 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2014, the Fund accrued and paid Royce investment advisory fees totaling $2,929,462.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2014, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $286,608,878 and $248,950,479, respectively.

2014 Semiannual Report to Stockholders | 35

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the six months ended June 30, 2014:

Affiliated Company	Shares 12/31/13	Market Value 12/31/13	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 6/30/14	Market Value 6/30/14
Stanley Furniture	50,000	$ 192,000	$2,549,923	–	–	–	1,012,235	$2,712,790
Timberland Bancorp	444,200	4,273,204	–	–	–	$35,536	444,200	4,681,868
		$4,465,204				$35,536		$7,394,658

36 | 2014 Semiannual Report to Stockholders

Royce Micro-Cap Trust	June 30, 2014 (unaudited)

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 99.8%

Consumer Discretionary – 15.3%
Auto Components - 1.8%
China Zenix Auto International ADR [1]	50,000	$112,000
Drew Industries	85,600	4,280,856
Fuel Systems Solutions [1]	76,000	846,640
Motorcar Parts of America [1]	53,900	1,312,465
Spartan Motors	55,500	251,970
Standard Motor Products	26,000	1,161,420

		7,965,351

Automobiles - 0.0%
Winnebago Industries [1]	3,100	78,058

Distributors - 0.6%
Core-Mark Holding Company	25,200	1,149,876
Weyco Group	59,600	1,633,636

		2,783,512

Diversified Consumer Services - 0.8%
American Public Education [1]	5,500	189,090
Capella Education	2,700	146,853
Collectors Universe	82,700	1,620,093
Lincoln Educational Services	342,200	1,536,478
Spectrum Group International [1,2]	7	3,885

		3,496,399

Hotels, Restaurants & Leisure - 0.1%
Monarch Casino & Resort [1]	31,997	484,434

Household Durables - 3.9%
Cavco Industries [1]	3,091	263,662
Ethan Allen Interiors [3]	81,600	2,018,784
Flexsteel Industries	125,700	4,192,095
iRobot Corporation [1]	15,000	614,250
Koss Corporation	73,400	231,944
Lifetime Brands	204,594	3,216,218
Skyline Corporation [1]	183,400	753,774
Stanley Furniture [1]	93,468	250,494
Turtle Beach [1,3,4]	97,300	899,052
Universal Electronics [1]	92,100	4,501,848

		16,942,121

Internet & Catalog Retail - 0.5%
dELiA*s [1]	23,300	17,946
FTD Companies [1]	69,700	2,215,763
Geeknet [1]	1,500	18,705

		2,252,414

Leisure Products - 0.9%
Arctic Cat	29,564	1,165,413
LeapFrog Enterprises Cl. A [1,3]	67,100	493,185
Nautilus [1]	186,100	2,063,849
Smith & Wesson Holding Corporation [1]	20,700	300,978

		4,023,425

Media - 1.5%
Rentrak Corporation [1]	58,600	3,073,570
Saga Communications Cl. A	12,100	516,912
Value Line	169,000	2,840,890

		6,431,372

Multiline Retail - 0.3%
Tuesday Morning [1]	61,400	1,094,148

Specialty Retail - 3.1%
Aeropostale [1]	65,000	226,850
America’s Car-Mart [1,3]	83,500	3,302,425
Cache [1]	340,800	548,688
Destination Maternity	80,100	1,823,877
Kirkland’s [1]	12,300	228,165
Le Chateau Cl. A [1]	685,000	1,129,844
Lewis Group	57,000	347,306
Shoe Carnival [3]	41,228	851,358
Stage Stores [3]	25,000	467,250
Stein Mart [3]	178,900	2,484,921
Systemax [1,3]	44,000	632,280
Tandy Leather Factory [1]	44,233	402,520
TravelCenters of America LLC [1]	12,500	111,000
West Marine [1]	101,600	1,042,416

		13,598,900

Textiles, Apparel & Luxury Goods - 1.8%
Crown Crafts	255,759	1,992,363
Culp	44,500	774,745
G-III Apparel Group [1,3]	1,600	130,656
J.G. Boswell Company [2]	2,490	2,524,860
Marimekko	25,300	336,386
Movado Group [3]	44,374	1,849,065

		7,608,075

Total (Cost $48,134,182)		66,758,209

Consumer Staples – 1.6%
Beverages - 0.1%
Crimson Wine Group [1,2]	58,124	525,441

Food Products - 1.3%
Calavo Growers [3]	1,800	60,894
Farmer Bros. [1]	62,400	1,348,464
John B. Sanfilippo & Son	3,500	92,645
Seneca Foods Cl. A [1]	51,400	1,572,840
Seneca Foods Cl. B [1]	42,500	1,266,500
SunOpta [1]	63,000	887,040
Waterloo Investment Holdings [1,5]	806,207	306,359

		5,534,742

Household Products - 0.0%
Orchids Paper Products	2,000	64,080

Personal Products - 0.2%
Inter Parfums [3]	24,800	732,840

Total (Cost $4,195,360)		6,857,103

Energy – 2.6%
Energy Equipment & Services - 2.0%
Dawson Geophysical	53,213	1,524,553
Geospace Technologies [1,3,4]	16,200	892,296
Global Geophysical Services [1,2]	35,000	1,400
Gulf Island Fabrication	29,116	626,576

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 37

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Energy (continued)
Energy Equipment & Services (continued)
Matrix Service [1,3]	12,100	$396,759
Newpark Resources [1]	64,500	803,670
North American Energy Partners	50,000	402,500
Nuverra Environmental Solutions [1,3,4]	10,000	201,100
Pioneer Energy Services [1,3]	57,500	1,008,550
Tesco Corporation [3]	58,000	1,237,720
Willbros Group [1]	131,100	1,619,085

		8,714,209

Oil, Gas & Consumable Fuels - 0.6%
Approach Resources [1,3]	12,000	272,760
Harvest Natural Resources [1]	13,176	65,748
Resolute Energy [1,3,4]	102,100	882,144
Sprott Resource [1]	91,800	271,860
StealthGas [1]	74,500	826,950
VAALCO Energy [1,3]	79,200	572,616

		2,892,078

Total (Cost $8,729,315)		11,606,287

Financials – 16.0%
Banks - 1.7%
Bank of N.T. Butterfield & Son	438,100	871,819
BCB Holdings [1]	906,207	205,492
Bryn Mawr Bank	25,000	728,000
Chemung Financial	31,000	915,740
Fauquier Bankshares	140,200	2,234,788
First Bancorp (The)	40,200	701,892
First Internet Bancorp	28,500	587,100
Peapack-Gladstone Financial	53,606	1,136,983

		7,381,814

Capital Markets - 7.5%
ASA Gold and Precious Metals	206,150	3,020,098
Cowen Group [1]	353,900	1,493,458
Diamond Hill Investment Group	31,879	4,071,586
Equity Trustees	42,229	835,420
Fiera Capital	78,000	935,664
INTL FCStone [1,3,4]	26,310	524,095
JZ Capital Partners	253,999	1,919,173
Manning & Napier Cl. A	37,000	638,620
MVC Capital	387,400	5,016,830
NGP Capital Resources	185,034	1,152,762
Queen City Investments [2]	948	1,042,800
RHJ International [1]	348,000	1,694,969
Silvercrest Asset Management Group Cl. A	234,700	4,039,187
Sprott	622,200	1,766,802
U.S. Global Investors Cl. A	651,254	2,292,414
Urbana Corporation	237,600	405,259
Westwood Holdings Group [3]	31,600	1,897,264

		32,746,401

Consumer Finance - 1.1%
EZCORP Cl. A [1]	194,400	2,245,320
JGWPT Holdings Cl. A [1]	160,000	1,801,600
Regional Management [1]	51,400	795,158

		4,842,078

Diversified Financial Services - 1.1%
Banca Finnat Euramerica	1,310,000	835,365
GAIN Capital Holdings	25,000	196,750
HF2 Financial Management Cl. A [1]	207,700	2,139,310
PICO Holdings [1,3]	45,700	1,085,832
Warsaw Stock Exchange	52,900	677,950

		4,935,207

Insurance - 2.0%
Hallmark Financial Services [1]	138,000	1,483,500
Independence Holding Company	105,380	1,489,019
National Western Life Insurance Cl. A [3,4]	8,033	2,003,511
State Auto Financial [3,4]	109,264	2,560,055
United Fire Group [3]	38,603	1,131,840

		8,667,925

Real Estate Investment Trusts (REITs) - 0.4%
BRT Realty Trust [1]	228,681	1,687,666

Real Estate Management & Development - 2.1%
AV Homes [1]	36,400	595,140
Consolidated-Tomoka Land	50,146	2,301,702
Forestar Group [1,3]	53,000	1,011,770
Griffin Land & Nurseries	47,746	1,408,507
Tejon Ranch [1,3,4]	112,162	3,610,495
Tejon Ranch (Warrants) [1]	16,567	48,541
ZipRealty [1]	25,000	75,750

		9,051,905

Thrifts & Mortgage Finance - 0.1%
Alliance Bancorp, Inc. of Pennsylvania	41,344	653,235

Total (Cost $58,013,676)		69,966,231

Health Care – 8.3%
Biotechnology - 1.4%
Achillion Pharmaceuticals [1]	2,262	17,123
Amicus Therapeutics [1]	191,400	639,276
ARIAD Pharmaceuticals [1]	154,102	981,630
ArQule [1]	70,000	108,500
Celsion Corporation [1]	115,555	400,976
ChemoCentryx [1]	70,000	409,500
Coronado Biosciences [1]	360,000	619,200
Infinity Pharmaceuticals [1]	100,300	1,277,822
Rigel Pharmaceuticals [1]	152,392	553,183
Synthetic Biologics [1]	226,000	388,720
ZIOPHARM Oncology [1,3,4]	210,000	846,300

		6,242,230

Health Care Equipment & Supplies - 4.4%
Allied Healthcare Products [1]	131,772	317,571
AngioDynamics [1,3]	104,800	1,711,384
Atrion Corporation	12,497	4,074,022
CryoLife	54,473	487,533
Cynosure Cl. A [1]	3,500	74,375

38 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Health Care (continued)
Health Care Equipment & Supplies (continued)
Derma Sciences [1]	30,000	$346,800
DynaVox Cl. A [1,2]	20,000	1,300
Exactech [1]	170,800	4,309,284
Invacare Corporation [3]	132,500	2,434,025
STRATEC Biomedical	14,000	722,621
Symmetry Medical [1]	11,900	105,434
Synergetics USA [1,3]	219,285	679,783
Syneron Medical [1]	69,200	714,144
Trinity Biotech ADR Cl. A	42,200	971,866
Utah Medical Products	42,300	2,175,912

		19,126,054

Health Care Providers & Services - 2.1%
Addus HomeCare [1]	59,400	1,335,312
Bio-Reference Laboratories [1,3]	19,500	589,290
CorVel Corporation [1,3]	40,000	1,807,200
Cross Country Healthcare [1]	277,900	1,811,908
PDI [1]	65,383	286,378
PharMerica Corporation [1,3]	40,000	1,143,600
Psychemedics Corporation	77,900	1,103,064
U.S. Physical Therapy	33,257	1,137,057

		9,213,809

Health Care Technology - 0.2%
Computer Programs and Systems	5,000	318,000
HealthStream [1]	24,227	588,716

		906,716

Life Sciences Tools & Services - 0.2%
Affymetrix [1]	90,000	801,900

Total (Cost $27,274,942)		36,290,709

Industrials – 25.5%
Aerospace & Defense - 2.1%
Astronics Corporation [1]	6,444	363,764
Astronics Corporation Cl. B [1,2]	420	23,604
Breeze-Eastern Corporation [1]	24,233	308,971
CPI Aerostructures [1]	96,709	1,225,303
Ducommun [1]	115,800	3,025,854
Innovative Solutions and Support [1]	142,828	1,062,640
Kratos Defense & Security Solutions [1]	72,324	564,127
SIFCO Industries	45,800	1,428,960
Sparton Corporation [1]	35,700	990,318

		8,993,541

Air Freight & Logistics - 0.2%
Echo Global Logistics [1]	36,800	705,456

Building Products - 3.4%
AAON [3,4]	97,650	3,273,228
American Woodmark [1,3]	64,800	2,065,176
Apogee Enterprises	57,900	2,018,394
Burnham Holdings Cl. A [2]	118,109	2,149,584
Griffon Corporation [3]	36,300	450,120
Insteel Industries	39,000	766,350
Trex Company [1,3,4]	51,400	1,481,348
Water Furnace Renewable Energy	100,000	2,840,541

		15,044,741

Commercial Services & Supplies - 1.5%
CompX International Cl. A	107,500	1,123,375
Heritage-Crystal Clean [1]	208,163	4,086,240
Team [1,3,4]	35,000	1,435,700

		6,645,315

Construction & Engineering - 3.3%
Ameresco Cl. A [1]	295,700	2,078,771
Integrated Electrical Services [1,6]	930,511	6,085,542
Layne Christensen [1,3]	82,500	1,097,250
MYR Group [1,3,4]	107,100	2,712,843
Orbit Garant Drilling [1]	1,512,500	2,055,316
Pike Corporation [1,3]	40,500	362,880

		14,392,602

Electrical Equipment - 1.9%
AZZ	16,494	760,043
Encore Wire [3]	15,000	735,600
Global Power Equipment Group	111,049	1,794,552
Jinpan International	35,000	235,900
LSI Industries	93,012	742,236
Orion Energy Systems [1]	100,000	407,000
Powell Industries [3,4]	36,550	2,389,639
Preformed Line Products	18,143	976,638
Vicor [1]	30,000	251,400

		8,293,008

Industrial Conglomerates - 0.7%
Raven Industries [3]	93,400	3,095,276

Machinery - 6.1%
Alamo Group	14,200	768,078
CB Industrial Product Holding	146,800	200,244
CIRCOR International [3]	15,100	1,164,663
Columbus McKinnon	9,650	261,033
Douglas Dynamics	50,000	881,000
Eastern Company (The)	39,750	613,740
Foster (L.B.) Company [3,4]	59,200	3,203,904
Graham Corporation	100,550	3,500,146
Hurco Companies	57,266	1,614,901
Kadant	27,900	1,072,755
Luxfer Holdings ADR	45,100	854,645
NN	164,300	4,202,794
PMFG [1]	223,245	1,176,501
Sarine Technologies	299,700	617,715
Standex International [3]	18,900	1,407,672
Sun Hydraulics	19,900	807,940
Tennant Company [3,4]	59,000	4,502,880

		26,850,611

Marine - 0.2%
Clarkson	21,000	860,748

Professional Services - 2.9%
Acacia Research	58,800	1,043,700
CBIZ [1]	47,000	424,410
Exponent [3,4]	40,765	3,021,094

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 39

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Industrials (continued)
Professional Services (continued)
Franklin Covey [1]	70,100	$1,411,113
GP Strategies [1,3]	25,385	656,964
Heidrick & Struggles International	112,468	2,080,658
ICF International [1]	15,700	555,152
Kforce [3]	69,600	1,506,840
Mistras Group [1]	4,100	100,532
Resources Connection	17,200	225,492
RPX Corporation [1]	104,900	1,861,975

		12,887,930

Road & Rail - 1.8%
Contrans Group Cl. A	35,000	468,722
Marten Transport	5,200	116,220
Patriot Transportation Holding [1]	111,681	3,905,485
Universal Truckload Services	134,200	3,403,312

		7,893,739

Trading Companies & Distributors - 1.1%
Aceto Corporation	72,219	1,310,052
Houston Wire & Cable	162,075	2,011,351
Lawson Products [1]	50,269	818,882
MFC Industrial	70,000	535,500

		4,675,785

Transportation Infrastructure - 0.3%
Touax	53,197	1,306,069

Total (Cost $70,160,166)		111,644,821

Information Technology – 19.2%
Communications Equipment - 1.1%
Bel Fuse Cl. A	67,705	1,664,189
CalAmp Corporation [1]	28,800	623,808
Ceragon Networks [1]	29,700	75,438
ClearOne [1]	25,000	245,750
Extreme Networks [1]	245,000	1,087,800
KVH Industries [1]	8,900	115,967
Oplink Communications [1]	35,251	598,209
PCTEL	44,100	356,769
Sandvine Corporation [1]	22,700	76,585
Sierra Wireless [1]	4,700	94,799

		4,939,314

Electronic Equipment, Instruments & Components - 6.4%
Agilysys [1]	170,587	2,401,865
Deswell Industries	544,371	1,121,404
DTS [1]	73,900	1,360,499
Inficon Holding	3,600	1,173,207
LRAD Corporation [1]	557,256	1,147,947
Maxwell Technologies [1]	17,594	266,197
Mercury Systems [1]	10,900	123,606
Mesa Laboratories	52,589	4,415,373
Newport Corporation [1,3,4]	115,400	2,134,900
Orbotech [1]	73,500	1,115,730
PC Connection	59,000	1,220,120
Perceptron	9,000	114,750
Pulse Electronics [1]	251,793	629,483
Richardson Electronics	330,900	3,464,523
Rogers Corporation [1,3,4]	54,200	3,596,170
TTM Technologies [1,3]	139,400	1,143,080
Vishay Precision Group [1]	154,000	2,534,840

		27,963,694

Internet Software & Services - 2.8%
GTT Communications [1]	232,660	2,375,458
Marchex Cl. B	95,000	1,141,900
Mediabistro [1,2]	75,000	48,750
Move [1]	51,700	764,643
QuinStreet [1]	218,600	1,204,486
RealNetworks [1]	225,200	1,718,276
Reis	25,000	527,000
Stamps.com [1]	3,100	104,439
Support.com [1]	631,563	1,711,536
†Textura Corporation [1]	101,700	2,404,188
United Online [1]	19,400	201,760

		12,202,436

IT Services - 2.0%
Cass Information Systems [3]	29,150	1,442,342
Computer Task Group [3]	140,400	2,310,984
CSE Global	554,700	271,367
eClerx Services	1,100	21,252
ExlService Holdings [1]	2,800	82,460
Forrester Research [3]	61,700	2,337,196
Hackett Group (The)	145,500	868,635
Higher One Holdings [1]	17,500	66,675
Innodata [1]	362,139	1,166,087
Sykes Enterprises [1]	6,300	136,899

		8,703,897

Semiconductors & Semiconductor Equipment - 4.3%
Advanced Energy Industries [1,3]	41,200	793,100
Amtech Systems [1]	155,900	1,906,657
Audience [1]	8,700	104,052
Brooks Automation	187,300	2,017,221
CEVA [1]	98,122	1,449,262
Entropic Communications [1]	235,247	783,373
Exar Corporation [1,3,4]	233,208	2,635,250
Integrated Silicon Solution [1]	26,967	398,303
IXYS Corporation	18,800	231,616
Kulicke & Soffa Industries [1]	67,900	968,254
Miraial	22,030	400,130
MoSys [1]	182,275	572,344
Nanometrics [1]	50,800	927,100
PDF Solutions [1]	6,050	128,381
Photronics [1]	145,000	1,247,000
Rubicon Technology [1,3,4]	76,899	672,866
Rudolph Technologies [1,3]	52,500	518,700
Silicon Image [1]	160,600	809,424
Silicon Motion Technology ADR	62,900	1,285,047
Ultra Clean Holdings [1]	68,800	622,640
Xcerra Corporation [1]	22,400	203,840

		18,674,560

Software - 1.3%
Actuate Corporation [1]	140,800	671,616

40 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Information Technology (continued)
Software (continued)
American Software Cl. A	141,496	$1,397,981
BSQUARE Corporation [1]	193,875	620,400
Ellie Mae [1]	10,300	320,639
Envivio [1]	470,000	1,128,000
SeaChange International [1]	224,000	1,794,240

		5,932,876

Technology Hardware, Storage & Peripherals - 1.3%
Intevac [1]	262,200	2,100,222
Qumu Corporation [1]	202,200	2,828,778
TransAct Technologies	78,600	814,296

		5,743,296

Total (Cost $69,578,738)		84,160,073

Materials – 7.5%
Chemicals - 2.4%
Balchem Corporation [3,4]	63,375	3,394,365
Hawkins [3]	29,697	1,102,946
KMG Chemicals	58,300	1,048,234
Landec Corporation [1]	75,610	944,369
Quaker Chemical	52,800	4,054,512

		10,544,426

Construction Materials - 0.7%
Ash Grove Cement [2]	8,000	1,840,000
Monarch Cement	52,303	1,370,339

		3,210,339

Containers & Packaging - 0.2%
UFP Technologies [1]	28,617	689,383

Metals & Mining - 4.2%
AuRico Gold	91,250	388,725
Central Steel & Wire [2]	788	587,060
Comstock Mining [1]	375,000	626,250
Exeter Resource [1]	196,500	139,515
Geodrill [1]	252,300	193,886
Haynes International [3]	48,801	2,761,649
Hecla Mining	44,518	153,587
Horsehead Holding Corporation [1,3]	53,488	976,691
Imdex [1]	633,900	376,573
MAG Silver [1]	74,750	707,135
Major Drilling Group International	316,000	2,301,036
Materion Corporation	50,000	1,849,500
Midway Gold [1]	345,000	310,500
Olympic Steel	103,100	2,551,725
Pretium Resources [1]	120,000	993,018
RTI International Metals [1,3,4]	25,000	664,750
Universal Stainless & Alloy Products [1]	80,900	2,627,632

		18,209,232

Paper & Forest Products - 0.0%
Qunxing Paper Holdings [1,5]	1,500,000	19,354

Total (Cost $24,371,602)		32,672,734

Utilities – 0.1%
Independent Power & Renewable Electricity Producer - 0.1%
Alterra Power [1]	450,000	147,603
China Hydroelectric ADS [1]	73,100	250,733

Total (Cost $754,614)		398,336

Miscellaneous [7] – 3.7%
Total (Cost $16,736,059)		16,280,934

TOTAL COMMON STOCKS
(Cost $327,948,654)		436,635,437

PREFERRED STOCK – 0.3%
Seneca Foods Conv. [1,2]
(Cost $578,719)	45,409	1,441,736

REPURCHASE AGREEMENT – 7.4%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $32,127,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.25% due 12/2/14-3/31/15, valued at
$32,771,594)
(Cost $32,127,000)		32,127,000

TOTAL INVESTMENTS – 107.5%
(Cost $360,654,373)		470,204,173

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.5)%		(32,876,895)

NET ASSETS – 100.0%		$437,327,278

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 41

Royce Micro-Cap Trust	June 30, 2014 (unaudited)

Schedule of Investments

†	New additions in 2014.
[1]	Non-income producing.
[2]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[3]
All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at June 30, 2014. Total market value of pledged securities at June 30, 2014, was $89,134,278.

[4]	At June 30, 2014, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $42,934,332.
[5]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]
At June 30, 2014, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[7]	Includes securities first acquired in 2014 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2014, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $361,445,882. At June 30, 2014, net unrealized appreciation for all securities was $108,758,291, consisting of aggregate gross unrealized appreciation of $130,140,926 and aggregate gross unrealized depreciation of $21,382,635. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

42 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	June 30, 2014 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value
Non-Affiliated Companies (cost $326,761,578)	$431,991,631
Affiliated Companies (cost $1,765,795)	6,085,542

Total investments at value	438,077,173
Repurchase agreements (at cost and value)	32,127,000
Receivable for investments sold	16,290,734
Receivable for dividends and interest	249,184
Prepaid expenses and other assets	27,576

Total Assets	486,771,667

LIABILITIES:
Revolving credit agreement	45,000,000
Payable to custodian for cash overdrawn and foreign currency	3,431,466
Payable for investments purchased	581,062
Payable for investment advisory fee	340,654
Payable for interest expense	5,923
Accrued expenses	85,284

Total Liabilities	49,444,389

Net Assets	$437,327,278

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 31,187,368 shares outstanding (150,000,000 shares authorized)	$258,787,536
Undistributed net investment income (loss)	(940,300)
Accumulated net realized gain (loss) on investments and foreign currency	84,411,789
Net unrealized appreciation (depreciation) on investments and foreign currency	109,551,923
Quarterly distributions	(14,483,670)

Net Assets (net asset value per share - $14.02)	$437,327,278

Investments at identified cost	$328,527,373

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 43

Royce Micro-Cap Trust	Six Months Ended June 30, 2014 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends	$2,118,459
Foreign withholding tax	(54,289)
Rehypothecation income	71,576

Total income	2,135,746

Expenses:
Investment advisory fees	1,966,064
Interest expense	267,440
Stockholder reports	62,763
Custody and transfer agent fees	52,470
Directors’ fees	41,116
Professional fees	24,022
Administrative and office facilities	21,381
Other expenses	28,494

Total expenses	2,463,750
Compensating balance credits	(31)

Net expenses	2,463,719

Net investment income (loss)	(327,973)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	61,203,329
Investments in Affiliated Companies	17,045
Foreign currency transactions	(13,573)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(48,527,434)
Other assets and liabilities denominated in foreign currency	(1,678)

Net realized and unrealized gain (loss) on investments and foreign currency	12,677,689

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$12,349,716

44 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	Six months ended
	6/30/14	Year ended
	(unaudited)	12/31/13
INVESTMENT OPERATIONS:
Net investment income (loss)	$(327,973)	$290,965
Net realized gain (loss) on investments and foreign currency	61,206,801	56,051,091
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(48,529,112)	80,679,878

Net increase (decrease) in net assets from investment operations	12,349,716	137,021,934

DISTRIBUTIONS:
Net investment income	–	(933,371)
Net realized gain on investments and foreign currency	–	(39,825,192)
Quarterly distributions[1]	(14,483,670)	–

Total distributions	(14,483,670)	(40,758,563)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	6,340,052	18,312,849

Total capital stock transactions	6,340,052	18,312,849

NET INCREASE (DECREASE) IN NET ASSETS	4,206,098	114,576,220

NET ASSETS:
Beginning of period	433,121,180	318,544,960

End of period (including undistributed net investment income (loss) of $(940,300) at 6/30/14 and
$(612,327) at 12/31/13)	$437,327,278	$433,121,180

[1] To be allocated to net investment income, net realized gains and/or return of capital at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 45

Royce Micro-Cap Trust

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$12,349,717
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(89,209,122)
Proceeds from sales and maturities of long-term investments	109,613,432
Net purchases, sales and maturities of short-term investments	(15,726,000)
Net (increase) decrease in dividends and interest receivable and other assets	347,471
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	7,171
Net change in unrealized appreciation (depreciation) on investments	48,527,434
Net realized gain on investments and foreign currency	(61,206,801)

Cash provided by operating activities	4,703,302

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(14,483,670)
Reinvestment of distributions	6,340,052

Cash used for financing activities	(8,143,618)

INCREASE (DECREASE) IN CASH:	(3,440,316)

Cash and foreign currency at beginning of period	8,850

Cash and foreign currency at end of period	$(3,431,466)

46 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended	Years ended December 31,
	June 30, 2014
	(unaudited)	2013	2012	2011	2010	2009

NET ASSET VALUE, BEGINNING OF PERIOD	$14.12	$10.93	$9.86	$11.34	$8.90	$6.39

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)	0.01	0.15	0.04	0.08	0.00
Net realized and unrealized gain (loss) on investments and
foreign currency	0.41	4.64	1.58	(0.82)	2.58	2.88

Total investment operations	0.40	4.65	1.73	(0.78)	2.66	2.88

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	(0.02)	(0.02)	(0.10)	(0.04)
Net realized gain on investments and foreign currency	–	–	(0.09)	(0.11)	(0.03)	–
Return of capital	–	–	–	–	–	(0.09)

Total distributions to Preferred Stockholders	–	–	(0.11)	(0.13)	(0.13)	(0.13)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	0.40	4.65	1.62	(0.91)	2.53	2.75

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.03)	(0.08)	(0.05)	(0.06)	–
Net realized gain on investments and foreign currency	–	(1.35)	(0.43)	(0.24)	(0.02)	–
Return of capital	–	–	–	(0.24)	–	(0.22)
Quarterly distributions[1]	(0.47)	–	–	–	–	–

Total distributions to Common Stockholders	(0.47)	(1.38)	(0.51)	(0.53)	(0.08)	(0.22)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.08)	(0.04)	(0.04)	(0.01)	(0.02)

Total capital stock transactions	(0.03)	(0.08)	(0.04)	(0.04)	(0.01)	(0.02)

NET ASSET VALUE, END OF PERIOD	$14.02	$14.12	$10.93	$9.86	$11.34	$8.90

MARKET VALUE, END OF PERIOD	$12.62	$12.61	$9.45	$8.77	$9.80	$7.37

TOTAL RETURN: [2]
Market Value	3.87%[3]	49.42%	13.95%	(4.99)%	34.10%	37.91%
Net Asset Value	3.06%[3]	44.66%	17.23%	(7.69)%	28.50%	46.47%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense[4]	0.93%[5]	0.82%	1.12%	0.97%	0.97%	1.38%
Other operating expenses	0.24%[5]	0.29%	0.18%	0.15%	0.15%	0.21%
Total expenses (net)[6]	1.17%[5]	1.11%	1.30%	1.12%	1.12%	1.59%
Expenses net of fee waivers and excluding interest expense	1.04%[5]	0.96%	1.27%	1.12%	1.12%	1.59%
Expenses prior to fee waivers and balance credits	1.17%[5]	1.11%	1.32%	1.15%	1.17%	1.74%
Expenses prior to fee waivers	1.17%[5]	1.11%	1.32%	1.15%	1.17%	1.74%
Net investment income (loss)	(0.16)%[5]	0.08%	1.46%	0.40%	0.84%	0.02%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$437,327	$433,121	$318,545	$279,292	$311,279	$243,156
Liquidation Value of Preferred Stock, End of Period (in thousands)				$60,000	$60,000	$60,000
Portfolio Turnover Rate	20%	29%	28%	30%	27%	30%
PREFERRED STOCK:
Total shares outstanding				2,400,000	2,400,000	2,400,000
Asset coverage per share				$141.37	$154.70	$126.32
Liquidation preference per share				$25.00	$25.00	$25.00
Average month-end market value per share				$25.41	$25.11	$23.47
REVOLVING CREDIT AGREEMENT:
Asset coverage	1072%	1062%	808%
Asset coverage per $1,000	$10,718	$10,625	$8,079

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]
The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[5]	Annualized
[6]
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.10%, 0.93%, 0.91%, and 1.21% for the years ended December 31, 2012, 2011, 2010 and 2009, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 47

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$427,561,041	$8,748,683	$325,713	$436,635,437
Preferred Stocks	–	1,441,736	–	1,441,736
Cash Equivalents	–	32,127,000	–	32,127,000

     For the six months ended June 30, 2014, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Fund recognizes transfers between levels as of the end of the reporting period. At June 30, 2014, securities valued at $50,150 were transferred from Level 1 to Level 2 within the fair value hierarchy.

     Level 3 Reconciliation:

	Balance as of 12/31/13	Unrealized Gain (Loss)[1]	Balance as of 6/30/14
Common Stocks	$139,469	$186,244	$325,713

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

48  |   2014 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Repurchase Agreements:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Taxes:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. The Board of Directors approved an increase in the annual rate of distributions under its managed distribution policy for Common Stockholders from 5% to 7%, effective for 2014. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 507,523 and 1,542,544 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2014 and the year ended December 31, 2013, respectively.

2014 Semiannual Report to Stockholders    |    49

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings:
The Fund has entered into a $45,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
As of June 30, 2014, the Fund has outstanding borrowings of $45,000,000. During the six months ended June 30, 2014, the Fund borrowed an average daily balance of $45,000,000 at a weighted average borrowing cost of 1.18%. As of June 30, 2014, the aggregate value of rehypothecated securities was $42,934,332. During the six months ended June 30, 2014, the Fund earned $71,576 in fees from rehypothecated securities.

Investment Advisory Agreement:
As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
      For the six rolling 36-month periods ended June 2014, the Fund’s investment performance ranged from 1% to 5% above the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $1,842,731 and a net upward adjustment of $123,333 for the performance of the Fund relative to that of the Russell 2000. For the six months ended June 30, 2014, the Fund accrued and paid Royce investment advisory fees totaling $1,966,064.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2014, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $88,922,632 and $112,482,092, respectively.

Transactions in Affiliated Companies:
An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the six months ended June 30, 2014:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/13	12/31/13	Purchases	Sales	Gain (Loss)	Income	6/30/14	6/30/14
Integrated Electrical Services	934,200	$5,035,338	–	$6,825	$17,045	–	930,511	$6,085,542
		$5,035,338			$17,045			$6,085,542

50  |  2014 Semiannual Report to Stockholders

Royce Focus Trust	June 30, 2014 (unaudited)

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 97.1%

Consumer Discretionary – 8.1%
Automobiles - 2.8%
Thor Industries	105,000	$5,971,350

Household Durables - 1.1%
Garmin	40,000	2,436,000

Specialty Retail - 4.2%
Buckle (The)	100,000	4,436,000
GameStop Corporation Cl. A	110,000	4,451,700

		8,887,700

Total (Cost $11,660,238)		17,295,050

Consumer Staples – 6.6%
Food Products - 4.7%
Cal-Maine Foods	40,000	2,972,800
Industrias Bachoco ADR	85,000	4,570,450
Sanderson Farms	25,000	2,430,000

		9,973,250

Personal Products - 1.9%
Nu Skin Enterprises Cl. A	55,000	4,067,800

Total (Cost $8,206,663)		14,041,050

Energy – 13.4%
Energy Equipment & Services - 10.6%
Helmerich & Payne	40,000	4,644,400
Pason Systems	150,000	4,217,235
TGS-NOPEC Geophysical	160,000	5,115,221
Trican Well Service	320,000	5,167,143
Unit Corporation [1]	50,000	3,441,500

		22,585,499

Oil, Gas & Consumable Fuels - 2.8%
Exxon Mobil	60,000	6,040,800

Total (Cost $18,595,226)		28,626,299

Financials – 16.5%
Capital Markets - 10.9%
Ashmore Group	800,000	5,065,743
Federated Investors Cl. B	95,000	2,937,400
Franklin Resources	130,000	7,519,200
Sprott	1,750,000	4,969,308
Value Partners Group	4,000,000	2,678,572

		23,170,223

Diversified Financial Services - 3.0%
Berkshire Hathaway Cl. B [1]	50,000	6,328,000

Real Estate Management & Development - 2.6%
Kennedy-Wilson Holdings	210,000	5,632,200

Total (Cost $24,450,949)		35,130,423

Health Care – 5.7%
Biotechnology - 4.4%
Myriad Genetics [1,2]	240,000	9,340,800

Pharmaceuticals - 1.3%
Medicines Company (The) [1]	100,000	2,906,000

Total (Cost $8,982,808)		12,246,800

Industrials – 7.8%
Construction & Engineering - 1.2%
Jacobs Engineering Group [1]	50,000	2,664,000

Machinery - 4.2%
†AGCO Corporation	40,000	2,248,800
Lincoln Electric Holdings	25,000	1,747,000
Semperit AG Holding	80,000	4,902,095

		8,897,895

Marine - 0.9%
Clarkson	50,000	2,049,401

Road & Rail - 1.5%
Patriot Transportation Holding [1]	90,000	3,147,300

Total (Cost $12,470,682)		16,758,596

Information Technology – 18.4%
Semiconductors & Semiconductor Equipment - 4.9%
Cirrus Logic [1]	270,000	6,139,800
MKS Instruments	140,000	4,373,600

		10,513,400

Software - 2.4%
Microsoft Corporation	120,000	5,004,000

Technology Hardware, Storage & Peripherals - 11.1%
Apple	84,000	7,806,120
SanDisk Corporation	60,000	6,265,800
Western Digital	105,000	9,691,500

		23,763,420

Total (Cost $24,052,153)		39,280,820

Materials – 20.6%
Chemicals - 4.1%
Mosaic Company (The)	90,000	4,450,500
Westlake Chemical	50,000	4,188,000

		8,638,500

Metals & Mining - 15.5%
Alamos Gold	160,000	1,617,919
†Franco-Nevada Corporation	60,000	3,440,400
Fresnillo	200,000	2,984,681
Globe Specialty Metals	200,000	4,156,000
†Hochschild Mining [1]	400,000	1,093,584
Major Drilling Group International	250,000	1,820,440
Pan American Silver	220,000	3,377,000
Pretium Resources [1]	200,000	1,655,030
Randgold Resources ADR	50,000	4,230,000
Reliance Steel & Aluminum	60,000	4,422,600
Schnitzer Steel Industries Cl. A	75,000	1,955,250
Seabridge Gold [1]	250,000	2,345,000

		33,097,904

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 51

Royce Focus Trust	June 30, 2014 (unaudited)

Schedule of Investments

	SHARES	VALUE
Materials (continued)
Paper & Forest Products - 1.0%
Stella-Jones	80,000	$2,196,710

Total (Cost $39,961,072)		43,933,114

TOTAL COMMON STOCKS
(Cost $148,379,791)		207,312,152

REPURCHASE AGREEMENT – 3.3%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $7,026,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.625% due 4/30/19, valued at
$7,170,675)
(Cost $7,026,000)		7,026,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 4.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $9,442,175)		9,442,175

TOTAL INVESTMENTS – 104.8%
(Cost $164,847,966)		223,780,327

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.8)%		(10,292,155)

NET ASSETS – 100.0%		$213,488,172

†	New additions in 2014.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at June 30, 2014. Total market value of loaned securities at June 30, 2014, was $9,245,018.
Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2014, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $164,847,966. At June 30, 2014, net unrealized appreciation for all securities was $58,932,361, consisting of aggregate gross unrealized appreciation of $65,235,468 and aggregate gross unrealized depreciation of $6,303,107.

52 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust	June 30, 2014 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Total investments at value (including collateral on loaned securities)	$216,754,327
Repurchase agreements (at cost and value)	7,026,000
Cash and foreign currency	683
Receivable for investments sold	871,903
Receivable for dividends and interest	197,209
Prepaid expenses and other assets	18,227

Total Assets	224,868,349

LIABILITIES:
Payable for collateral on loaned securities	9,442,175
Payable for investments purchased	1,699,758
Payable for investment advisory fee	172,007
Accrued expenses	66,237

Total Liabilities	11,380,177

Net Assets	$213,488,172

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 22,357,291 shares outstanding (150,000,000 shares authorized)	$144,755,992
Undistributed net investment income (loss)	1,059,426
Accumulated net realized gain (loss) on investments and foreign currency	13,168,934
Net unrealized appreciation (depreciation) on investments and foreign currency	58,931,054
Quarterly distributions	(4,427,234)

Net Assets (net asset value per share - $9.55)	$213,488,172

Investments at identified cost (including $9,442,175 of collateral on loaned securities)	$157,821,966
Market value of loaned securities	9,245,018

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 53

Royce Focus Trust	Six Months Ended June 30, 2014 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends	$2,044,849
Foreign withholding tax	(121,335)
Securities lending	237,059

Total income	2,160,573

Expenses:
Investment advisory fees	983,312
Stockholder reports	38,447
Custody and transfer agent fees	30,821
Directors’ fees	26,391
Professional fees	19,308
Administrative and office facilities	9,836
Other expenses	16,440

Total expenses	1,124,555
Compensating balance credits	(18)

Net expenses	1,124,537

Net investment income (loss)	1,036,036

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	10,831,539
Foreign currency transactions	(15,534)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	12,175,928
Other assets and liabilities denominated in foreign currency	(2,458)

Net realized and unrealized gain (loss) on investments and foreign currency	22,989,475

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$24,025,511

54 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Statement of Changes in Net Assets

	Six months ended
	6/30/14	Year ended
	(unaudited)	12/31/13
INVESTMENT OPERATIONS:
Net investment income (loss)	$1,036,036	$1,106,843
Net realized gain (loss) on investments and foreign currency	10,816,005	8,575,534
Net change in unrealized appreciation (depreciation) on investments and foreign currency	12,173,470	21,821,027

Net increase (decrease) in net assets from investment operations	24,025,511	31,503,404

DISTRIBUTIONS:
Net investment income	–	(993,984)
Net realized gain on investments and foreign currency	–	(7,656,872)
Quarterly distributions [1]	(4,427,234)	–

Total distributions	(4,427,234)	(8,650,856)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	2,454,269	4,994,934

Total capital stock transactions	2,454,269	4,994,934

NET INCREASE (DECREASE) IN NET ASSETS	22,052,546	27,847,482

NET ASSETS:
Beginning of period	191,435,626	163,588,144

End of period (including undistributed net investment income (loss) of $1,059,426 at 6/30/14 and
$23,390 at 12/31/13)	$213,488,172	$191,435,626

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 55

Royce Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months	Years ended December 31,
	ended
	June 30, 2014
	(unaudited)	2013	2012	2011	2010	2009

NET ASSET VALUE, BEGINNING OF PERIOD	$8.68	$7.66	$7.36	$8.72	$7.16	$4.76

INVESTMENT OPERATIONS:
Net investment income (loss)	0.05	0.05	0.06	0.02	(0.01)	0.03
Net realized and unrealized gain (loss) on investments and
foreign currency	1.03	1.40	0.81	(0.86)	1.65	2.54

Total investment operations	1.08	1.45	0.87	(0.84)	1.64	2.57

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	(0.01)	–	(0.05)	(0.08)
Net realized gain on investments and foreign currency	–	–	(0.06)	(0.07)	(0.03)	–

Total distributions to Preferred Stockholders	–	–	(0.07)	(0.07)	(0.08)	(0.08)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS FROM INVESTMENT OPERATIONS	1.08	1.45	0.80	(0.91)	1.56	2.49

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.05)	(0.04)	–	–	(0.00)
Net realized gain on investments and foreign currency	–	(0.35)	(0.42)	(0.29)	–	–
Return of capital	–	–	–	(0.12)	–	(0.09)
Quarterly distributions [1]	(0.20)	–	–	–	–	–

Total distributions to Common Stockholders	(0.20)	(0.40)	(0.46)	(0.41)	–	(0.09)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.01)	(0.03)	(0.04)	(0.04)	–	(0.00)

Total capital stock transactions	(0.01)	(0.03)	(0.04)	(0.04)	–	(0.00)

NET ASSET VALUE, END OF PERIOD	$9.55	$8.68	$7.66	$7.36	$8.72	$7.16

MARKET VALUE, END OF PERIOD	$8.55	$7.62	$6.60	$6.30	$7.57	$6.33

TOTAL RETURN: [2]
Market Value	14.97%[3]	21.99%	12.14%	(11.75)%	19.59%	40.84%
Net Asset Value	12.74%[3]	19.73%	11.42%	(10.51)%	21.79%	53.95%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Investment advisory fee expense	1.00%[4]	1.00%	1.14%	1.15%	1.17%	1.16%
Other operating expenses	0.14%[4]	0.17%	0.19%	0.18%	0.20%	0.26%
Total expenses (net) [5]	1.14%[4]	1.17%	1.33%	1.33%	1.37%	1.42%
Expenses prior to fee waivers and balance credits	1.14%[4]	1.17%	1.33%	1.33%	1.37%	1.48%
Expenses prior to fee waivers	1.14%[4]	1.17%	1.33%	1.33%	1.37%	1.48%
Net investment income (loss)	1.05%[4]	0.63%	0.74%	0.27%	(0.15)%	0.49%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$213,488	$191,436	$163,588	$150,856	$172,291	$141,497
Liquidation Value of Preferred Stock,
End of Period (in thousands)				$25,000	$25,000	$25,000
Portfolio Turnover Rate	13%	23%	16%	33%	36%	46%
PREFERRED STOCK:
Total shares outstanding				1,000,000	1,000,000	1,000,000
Asset coverage per share				$175.86	$197.29	$166.48
Liquidation preference per share				$25.00	$25.00	$25.00
Average month-end market value per share				$25.65	$25.38	$23.56

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]	Annualized
[5]
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.17%, 1.16%, 1.17%, and 1.16% for the years ended December 31, 2012, 2011, 2010 and 2009, respectively.

56 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Focus Trust, Inc. (the “Fund”), is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
At June 30, 2014, officers, employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned 30% of the Fund.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.
Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Common Stocks	$207,312,152	$–	$–	$207,312,152
Cash Equivalents	9,442,175	7,026,000	–	16,468,175

Repurchase Agreements:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

2014 Semiannual Report to Stockholders | 57

Royce Focus Trust

Notes to Financial Statements (unaudited) (continued)

Foreign Currency:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.
The following table presents by financial instrument, the Fund’s assets and liabilities net of related collateral held by the Fund at June 30, 2014:

	Gross Amount of Assets and
	Liabilities in the Statements of	Collateral Received
	Assets and Liabilities [1]	and Pledged	Net Amount
Securities on Loan/Collateral on Loaned Securities	$9,442,175	$(9,442,175)	$ –

[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

Taxes:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

58 | 2014 Semiannual Report to Stockholders

Royce Focus Trust

Notes to Financial Statements (unaudited) (continued)

Compensating Balance Credits:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 301,396 and 691,786 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2014 and the year ended December 31, 2013, respectively.

Investment Advisory Agreement:
The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. For the six months ended June 30, 2014, the Fund accrued and paid Royce investment advisory fees totaling $983,312.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2014, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $25,288,592 and $28,242,893, respectively.

2014 Semiannual Report to Stockholders | 59

Royce Global Value Trust

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 99.9%

Argentina – 0.9%
†BBVA Banco Frances ADR [1]	87,700	$1,020,828

Total (Cost $562,740)		1,020,828

Australia – 1.0%
†Collection House	135,000	239,321
Imdex [1]	940,000	558,415
†Programmed Maintenance Services	72,400	191,837
†TFS Corporation	85,000	132,249

Total (Cost $1,346,177)		1,121,822

Austria – 2.6%
Mayr-Melnhof Karton	12,300	1,465,457
Semperit AG Holding	23,000	1,409,352

Total (Cost $2,482,276)		2,874,809

Belgium – 1.3%
†EVS Broadcast Equipment	1,800	89,421
RHJ International [1]	145,000	706,237
Van de Velde	10,936	581,766

Total (Cost $3,168,215)		1,377,424

Bermuda – 1.6%
Lazard Cl. A	30,600	1,577,736
†Northern Offshore	100,000	167,921

Total (Cost $1,424,333)		1,745,657

Brazil – 4.1%
†Brasil Brokers Participacoes	292,500	464,664
†Brasil Insurance Participacoes e
Administracao	17,000	82,711
CETIP - Mercados Organizados	107,000	1,523,037
LPS Brasil Consultoria de Imoveis	179,000	810,138
Totvs	63,000	1,083,503
†Valid Solucoes	25,000	433,130

Total (Cost $4,454,031)		4,397,183

Canada – 8.0%
Agnico Eagle Mines	20,000	766,000
†AirBoss of America	16,200	139,523
Alamos Gold	38,000	384,256
†COM DEV International	24,200	96,841
†Contrans Group Cl. A	15,000	200,881
E-L Financial	900	591,256
Franco-Nevada Corporation	16,000	917,440
†Magellan Aerospace	41,000	452,631
Major Drilling Group International	196,500	1,430,865
†Pan American Silver	79,600	1,221,860
Ritchie Bros. Auctioneers	50,500	1,244,825
Sprott	430,600	1,222,734

Total (Cost $9,513,317)		8,669,112

China – 2.8%
ANTA Sports Products	245,000	387,554
China XD Plastics [1,2]	75,000	629,250
Daphne International Holdings [2]	3,154,900	1,237,471
†Noah Holdings ADR [1,2]	38,300	541,562
†Pacific Online	240,000	132,535
†Xtep International Holdings	213,000	89,868

Total (Cost $4,439,111)		3,018,240

Cyprus – 0.4%
†Globaltrans Investment GDR	42,000	480,900

Total (Cost $480,518)		480,900

Denmark – 0.6%
Chr Hansen	15,000	631,698

Total (Cost $548,781)		631,698

Finland – 1.1%
Vaisala Cl. A	35,000	1,147,816

Total (Cost $1,414,277)		1,147,816

France – 7.3%
Gaztransport Et Technigaz	22,300	1,453,790
Manutan International	12,700	812,640
†Neurones	6,200	123,779
†Nexity	23,000	1,055,518
Paris Orleans	36,155	851,521
†Prodware [1]	4,900	58,575
Stallergenes	19,700	1,518,435
Vetoquinol	27,200	1,347,523
Virbac	3,000	693,003

Total (Cost $7,586,178)		7,914,784

Germany – 2.0%
Aixtron ADR [1]	53,300	774,982
LPKF Laser & Electronics	46,800	966,375
†Nemetschek	2,300	222,064
†RIB Software	8,500	153,054

Total (Cost $2,621,251)		2,116,475

Greece – 0.5%
Hellenic Exchanges - Athens Stock
Exchange	48,000	545,529

Total (Cost $504,904)		545,529

Hong Kong – 10.3%
†China Metal International Holdings	430,000	159,785
†Comba Telecom Systems Holdings [1]	280,000	89,595
†First Pacific	10,000	11,251
†Giordano International	226,000	133,260

60 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Hong Kong (continued)
†Goldlion Holdings	375,000	$151,928
†Great Eagle Holdings	43,000	155,902
†I.T	500,000	175,475
†Le Saunda Holdings	234,000	117,447
Luk Fook Holdings (International)	120,100	351,759
†Lung Kee (Bermuda) Holdings	250,000	89,673
Midland Holdings [1,2]	3,069,000	1,544,320
New World Department Store China	3,159,700	1,271,968
Oriental Watch Holdings	2,223,000	522,019
Pico Far East Holdings	6,399,400	1,486,235
Regent Manner International Holdings	5,311,000	1,158,081
†Sitoy Group Holdings	170,000	103,311
Television Broadcasts	246,000	1,596,537
Texwinca Holdings	1,052,000	1,042,444
Value Partners Group	1,546,700	1,035,737

Total (Cost $12,949,125)		11,196,727

Indonesia – 1.5%
Selamat Sempurna	2,562,000	960,615
Supra Boga Lestari	12,541,000	634,719

Total (Cost $1,450,036)		1,595,334

Israel – 0.1%
†Sarine Technologies	70,000	144,278

Total (Cost $116,988)		144,278

Italy – 1.2%
†Datalogic	5,800	73,145
De’Longhi	54,500	1,179,105

Total (Cost $909,321)		1,252,250

Japan – 10.6%
†BML	4,400	170,258
†C. Uyemura & Co.	4,800	244,489
EPS Corporation	111,600	1,433,213
FamilyMart	24,700	1,064,266
Freund Corporation	72,200	1,008,469
†Itoki Corporation	15,500	119,496
Miraial	39,470	716,893
MISUMI Group	11,600	319,127
Moshi Moshi Hotline	100,000	985,144
†Nishikawa Rubber	8,200	142,461
†Nitto Kohki	9,100	186,572
†Obara Group	5,100	221,006
Relo Holdings	22,000	1,418,094
Santen Pharmaceutical	13,500	759,587
Shimano	9,600	1,065,140
†Tokai Corporation/Gifu	4,400	121,917
†Trancom	25,200	990,040
†YAMADA Consulting Group	6,400	164,004
†Zuiko Corporation	5,500	311,090

Total (Cost $10,808,602)		11,441,266

Luxembourg – 0.5%
†Ternium ADR	20,000	558,600

Total (Cost $593,431)		558,600

Malaysia – 1.3%
CB Industrial Product Holding	550,000	750,233
Media Chinese International	2,250,000	672,688

Total (Cost $1,258,408)		1,422,921

Mexico – 1.8%
Bolsa Mexicana de Valores	480,000	1,017,089
Fresnillo	65,000	970,021

Total (Cost $2,021,396)		1,987,110

New Zealand – 0.2%
†Trade Me	83,000	255,926

Total (Cost $280,441)		255,926

Norway – 1.7%
Ekornes	45,000	599,745
†Oslo Bors VPS Holding	7,600	90,449
TGS-NOPEC Geophysical	36,500	1,166,910

Total (Cost $1,902,454)		1,857,104

Philippines – 1.0%
†GMA Holdings PDR	775,000	131,386
Universal Robina	270,000	954,433

Total (Cost $930,693)		1,085,819

Singapore – 2.3%
Hour Glass (The)	486,000	699,631
Pan-United Corporation	800,000	689,710
†Parkson Retail Asia	135,000	86,615
†Sheng Siong Group	200,000	104,259
Silverlake Axis	900,000	866,148

Total (Cost $2,093,827)		2,446,363

South Africa – 5.4%
Blue Label Telecoms	1,010,400	813,260
†Coronation Fund Managers	110,000	987,880
†Ellies Holdings [1]	215,000	74,800
JSE	67,500	608,674
Lewis Group	223,000	1,358,759
†Metrofile Holdings	400,000	180,536
Nampak	200,000	691,867
Raubex Group	525,300	1,118,763

Total (Cost $6,563,986)		5,834,539

South Korea – 0.5%
†Eugene Technology	11,100	208,989
†Handsome	3,400	92,913
†Huvis Corporation	22,100	249,002

Total (Cost $521,804)		550,904

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 61

Royce Global Value Trust	June 30, 2014 (unaudited)

Schedule of Investments

	SHARES	VALUE
Sweden – 0.1%
†Nolato Cl. B	4,400	$100,096

Total (Cost $110,567)		100,096

Switzerland – 1.1%
Forbo Holding	1,150	1,226,122

Total (Cost $986,998)		1,226,122

Taiwan – 0.2%
†Makalot Industrial	20,000	108,179
†Silicon Motion Technology ADR	4,600	93,978

Total (Cost $174,941)		202,157

Turkey – 1.3%
Mardin Cimento Sanayii	575,000	1,384,169

Total (Cost $2,021,684)		1,384,169

United Arab Emirates – 0.7%
†Aramex	880,000	718,798

Total (Cost $769,812)		718,798

United Kingdom – 8.3%
Ashmore Group	232,500	1,472,232
Clarkson	23,000	942,725
Consort Medical	99,900	1,631,043
E2V Technologies	305,000	871,701
Elementis	134,000	596,940
†Jupiter Fund Management	93,600	639,947
Kennedy Wilson Europe Real Estate [1]	44,000	828,317
†Latchways	7,700	141,661
†Luxfer Holdings ADR	4,500	85,275
†Polypipe Group [1]	57,000	243,874
Rotork	8,900	406,680
†Severfield [1]	112,000	106,381
Spirax-Sarco Engineering	21,350	998,594

Total (Cost $8,338,740)		8,965,370

United States – 15.6%
†Artisan Partners Asset Management Cl. A	5,000	283,400
Bel Fuse Cl. A	36,672	901,398
†Brooks Automation	18,100	194,937
Cabot Corporation	10,200	591,498
Commercial Metals	42,000	727,020
Diebold	31,500	1,265,355
EnerSys	11,000	756,690
Expeditors International of Washington	28,400	1,254,144
Fairchild Semiconductor International [1]	49,200	767,520
†Globe Specialty Metals	50,400	1,047,312
GrafTech International [1]	58,600	612,956
Greif Cl. A	17,800	971,168
†Hallador Energy	18,600	176,514
†Innospec	12,457	537,769
International Rectifier [1]	25,000	697,500
KBR	20,000	477,000
Nanometrics [1]	44,500	812,125
†Quaker Chemical	8,400	645,036
†Rogers Corporation [1]	12,000	796,200
Schnitzer Steel Industries Cl. A	19,100	497,937
†Sensient Technologies	12,100	674,212
Sun Hydraulics	15,139	614,643
†Tecumseh Products [1]	69,900	355,791
†Tennant Company	7,700	587,664
UTi Worldwide [1]	64,500	666,930

Total (Cost $17,448,746)		16,912,719

TOTAL COMMON STOCKS
(Cost $112,798,109)		108,200,849

REPURCHASE AGREEMENT – 1.4%
Fixed Income Clearing Corporation,
0.00% dated 6/30/14, due 7/1/14,
maturity value $1,560,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.625% due 4/30/19, valued at
$1,592,925)
(Cost $1,560,000)		1,560,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 2.2%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $2,429,725)		2,429,725

TOTAL INVESTMENTS – 103.5%
(Cost $116,787,834)		112,190,574

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.5)%		(3,804,995)

NET ASSETS – 100.0%		$108,385,579

†	New additions in 2014.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at June 30, 2014. Total market value of loaned securities at June 30, 2014, was $2,295,446. Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2014, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $117,420,485. At June 30, 2014, net unrealized depreciation for all securities was $5,229,911, consisting of aggregate gross unrealized appreciation of $8,064,414 and aggregate gross unrealized depreciation of $13,294,325. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

62 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Global Value Trust	June 30, 2014 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Total investments at value (including collateral on loaned securities)	$110,630,574
Repurchase agreements (at cost and value)	1,560,000
Cash and foreign currency	8,290
Receivable for investments sold	435,515
Receivable for dividends and interest	77,887
Prepaid expenses and other assets	18,034

Total Assets	112,730,300

LIABILITIES:
Payable for collateral on loaned securities	2,429,725
Payable for investments purchased	1,747,401
Payable for investment advisory fee	109,630
Accrued expenses	57,965

Total Liabilities	4,344,721

Net Assets	$108,385,579

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 10,220,251 shares outstanding (150,000,000 shares authorized)	$115,972,444
Undistributed net investment income (loss)	879,572
Accumulated net realized gain (loss) on investments and foreign currency	(3,869,387)
Net unrealized appreciation (depreciation) on investments and foreign currency	(4,597,050)

Net Assets (net asset value per share - $10.60)	$108,385,579

Investments at identified cost (including $2,429,725 of collateral on loaned securities)	$115,227,834
Market value of loaned securities	2,295,446

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 63

Royce Global Value Trust	Six Months Ended June 30, 2014 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends	$1,838,433
Foreign withholding tax	(183,373)

Total income	1,655,060

Expenses:
Investment advisory fees	642,081
Custody and transfer agent fees	49,694
Stockholder reports	19,780
Professional fees	15,180
Directors’ fees	13,066
Administrative and office facilities	5,155
Other expenses	13,591

Total expenses	758,547
Compensating balance credits	(47)

Net expenses	758,500

Net investment income (loss)	896,560

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	(3,545,504)
Foreign currency transactions	(49,994)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	8,399,033
Other assets and liabilities denominated in foreign currency	1,786

Net realized and unrealized gain (loss) on investments and foreign currency	4,805,321

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$5,701,881

64 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Global Value Trust

Statement of Changes in Net Assets

	Six months ended
	6/30/14	Period ended
	(unaudited)	12/31/13[1]
INVESTMENT OPERATIONS:
Net investment income (loss)	$896,560	$(26,704)
Net realized gain (loss) on investments and foreign currency	(3,595,498)	(264,173)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	8,400,819	2,974,575

Net increase (decrease) in net assets from investment operations	5,701,881	2,683,698

DISTRIBUTIONS:
Net investment income	–	–
Net realized gain on investments and foreign currency	–	–

Total distributions	–	–

CAPITAL STOCK TRANSACTIONS:
Common shares issued in spinoff from Royce Value Trust	–	100,000,000

Total capital stock transactions	–	100,000,000

NET INCREASE (DECREASE) IN NET ASSETS	5,701,881	102,683,698

NET ASSETS:
Beginning of period	102,683,698	–

End of period (including undistributed net investment income (loss) of $879,572 at 6/30/14 and $(16,988) at 12/31/13)	$108,385,579	$102,683,698

[1]	The Fund commenced operations on October 18, 2013.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2014 Semiannual Report to Stockholders | 65

Royce Global Value Trust

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended
	June 30, 2014	Period ended
	(unaudited)	12/31/13[1]

NET ASSET VALUE, BEGINNING OF PERIOD	$10.05	$9.78

INVESTMENT OPERATIONS:
Net investment income (loss)	0.09	(0.00)
Net realized and unrealized gain (loss) on investments and
foreign currency	0.46	0.27

Net increase (decrease) in net assets from investment operations	0.55	0.27

DISTRIBUTIONS:
Net investment income	–	–
Net realized gain on investments and foreign currency	–	–

Total distributions	–	–

NET ASSET VALUE, END OF PERIOD	$10.60	$10.05

MARKET VALUE, END OF PERIOD	$9.41	$8.89

TOTAL RETURN:[2]
Market Value	5.85%[3]	(0.95)%[3]
Net Asset Value	5.47%[3]	2.76%[3]
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.25%[4]	1.25%[4]
Other operating expenses	0.23%[4]	0.37%[4]
Total expenses (net)	1.48%[4]	1.62%[4]
Expenses prior to fee waivers and balance credits	1.48%[4]	1.62%[4]
Expenses prior to fee waivers	1.48%[4]	1.62%[4]
Net investment income (loss)	1.75%[4]	(0.13)%[4]
SUPPLEMENTAL DATA:
Net Assets End of Period (in thousands)	$108,386	$102,684
Portfolio Turnover Rate	21%	7%

[1]	The Fund commenced operations on October 18, 2013.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
[3]	Not annualized
[4]	Annualized

66 | 2014 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Global Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Global Value Trust, Inc. (the "Fund"), is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on October 18, 2013. The Fund had no operations prior to October 18, 2013, other than the sale of 10,160 common shares for $100,076 to Royce Value Trust, Inc. (“RVT”). On October 18, 2013, RVT contributed $99,899,924 in cash and securities in exchange for shares of the Fund, and on the same date distributed such shares to RVT holders of record as of October 10, 2013 at the rate of one share of the Fund for every seven shares of RVT Common Stock outstanding.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$108,200,849	$–	$–	$108,200,849
Cash Equivalents	2,429,725	1,560,000	–	3,989,725

Repurchase Agreements:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

2014 Semiannual Report to Stockholders  |  67

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

Foreign Currency:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.
The following table presents by financial instrument, the Fund’s assets and liabilities net of related collateral held by the Fund at June 30, 2014:

	Gross Amount of Assets and
	Liabilities in the Statements of
	Assets and Liabilities[1]	Collateral Received and Pledged	Net Amount
Securities on Loan/Collateral on Loaned Securities	$2,429,725	$(2,429,725)	$ –
[1]Absent an event of default, assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

Distributions and Taxes:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.
The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees.

Compensating Balance Credits:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 10,221,251 shares of Common Stock in spinoff from RVT for the period ended December 31, 2013. Securities contributed by RVT included $15,972,444 in unrealized depreciation.

Investment Advisory Agreement:
The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.25% of the Fund’s average daily net assets. For the six months ended June 30, 2014, the Fund accrued and paid Royce investment advisory fees totaling $642,081.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2014, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $38,185,385 and $21,135,147, respectively.

68  |  2014 Semiannual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director1, President
Age: 74  |  Number of Funds Overseen: 34  |  Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Chief Executive Officer and Chairman of Board of Managers of Royce & Associates, LLC (“Royce”), The Royce Funds investment adviser.

W. Whitney George, Director1, Vice President
Age: 56  |  Number of Funds Overseen: 34  |  Tenure: Since 2013
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Patricia W. Chadwick, Director
Age: 65  |  Number of Funds Overseen: 34  |  Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Director
Age: 76 | Number of Funds Overseen: 34  |  Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Director
Age: 74 | Number of Funds Overseen: 34  |  Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 72 | Number of Funds Overseen: 52  |  Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 74 | Number of Funds Overseen: 34  |  Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 68  |  Number of Funds Overseen: 52  |  Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 62  |  Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of The Royce Funds; and President of Royce Fund Services, Inc. (“RFS”), having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 55  |  Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 52  |  Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 47  |  Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer, and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 54  |  Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Director.

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

2014 Semiannual Report to Stockholders | 69

Board Approval of Investment Advisory Agreements

At meetings held on June 4-5, 2014, the Funds’ respective Boards of Directors, including all of the non-interested directors, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Value Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Focus Trust, Inc. (each, a “Fund” and collectively, the “Funds”). In reaching these decisions, each Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for the Funds with other funds in their respective “peer groups,” information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of each Board prepared by independent counsel to the non-interested directors. R&A also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, each Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and execution products and services provided to the Funds. Each Board also considered other matters it deemed important to the approval process, such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives and other direct and indirect benefits to R&A and its affiliates, from their relationship with the relevant Fund. The directors also met throughout the year with investment advisory personnel from R&A. Each Board, in its deliberations, recognized that, for many of the Funds’ stockholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund stockholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements were considered at the same Board meetings, the Boards dealt with each agreement separately. Among other factors, the directors considered the following:

The nature, extent and quality of services provided by R&A:

Each Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the relevant Fund’s Investment Advisory Agreement: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds and open-end mutual funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on stockholder interests as exemplified by expansive stockholder reporting and communications. Each Board reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. Each Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008. Each Board determined that the services to be provided to each Fund by R&A would be the same as those that it previously provided to the relevant Fund. The Boards also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, each Board noted R&A’s ability to attract and retain quality and experienced personnel. The directors concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for the Funds.

Investment performance of the Funds and R&A:
In light of R&A’s risk-averse approach to investing, each Board believes that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the Boards have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. Each Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. Using Morningstar data, the Sharpe Ratio for Royce Value Trust, Inc. (“RVT”) placed in the 4th quartile within the Small Blend category assigned by Morningstar for the 3- and 5-year periods and the 3rd quartile for the 10-year period ended December 31, 2013, as RVT’s past use of leverage through preferred stock created higher volatility and worse down market performance. Using Morningstar data, the Sharpe Ratio for Royce Micro-Cap Trust, Inc. (“RMT”) placed in the 3rd quartile, 2nd quartile, and 3rd quartile within the Small Blend category assigned by Morningstar for the 3-, 5- and 10-year periods ended December 31, 2013, respectively, as RMT’s past use of leverage through preferred stock created higher volatility and worse down market performance. Finally, using Morningstar data, the Board noted that the concentrated portfolio and recent overweighting of companies from the metals and mining industry for Royce Focus Trust, Inc. (“RFT”) led to its bottom quartile Sharpe Ratio performance in the Mid Cap Growth category assigned by Morningstar for the 3-year, 5-year, and 10-year periods ended December 31, 2013.

   In addition to each Fund’s risk–adjusted performance, each Board also reviewed and considered each Fund’s absolute total returns, down market performance, and long-term performance records over periods of 10 years or longer. Each Board also considered it important to look beyond the current snapshot of performance as of December 31, 2013 and therefore examined extended performance histories for each Fund using monthly rolling average return periods through March 31, 2014.

   Each Board noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming their benchmark indexes and their competitors. Although each Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to

70 | 2014 Semiannual Report to Stockholders

Board Approval of Investment Advisory Agreements (continued)

manage the relevant Fund. The directors determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with the Funds:

Each Board considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, each Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. Each Board concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:

Each Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Each Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. Each Board concluded that the current fee structure for each Fund was reasonable, that stockholders sufficiently participated in economies of scale and that no changes were currently necessary.

 Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:

Each Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. In the case of RVT, its Board noted that it had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on its performance versus the S&P 600 SmallCap Index over a rolling period of 60 months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an appropriate incentive to R&A to manage RVT for the benefit of its long-term common stockholders. The Board also noted that the fee arrangement, which also includes a provision for no fee in periods where RVT’s trailing three-year performance is negative, requires R&A to measure RVT’s performance monthly against the S&P 600, an unmanaged index. Instead of receiving a set fee regardless of its performance, R&A is penalized for poor performance. The Board noted that RVT’s net expense ratio placed it in the 1st percentile within its Morningstar peer group for 2013. In the case of RMT, the Board noted that it also had a 1.00% basic fee subject to adjustment up or down based on its performance versus the Russell 2000 Index over a rolling 36 month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an incentive to R&A to manage RMT for the benefit of its long-term common stockholders. The Board noted that RMT’s net expense ratio placed it in the 1st quartile when compared against its Morningstar peer group for 2013. Finally, in the case of RFT, the Board noted that its net expense ratio based on average net assets fell within the 3rd quartile of its Morningstar-assigned open-end peer group, 8 basis points above the Morningstar peer group median.

   Each Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, the base advisory fee for RVT and RMT and the advisory fee for RFT compared favorably to the advisory fees charged to those other accounts.

   It was noted that no single factor was cited as determinative to the decision of the directors. Rather, after weighing all of the considerations and conclusions discussed above, each entire Board, including all of the non-interested directors, approved the continuation of the existing Investment Advisory Agreement, concluding that a contract continuation on the existing terms was in the best interest of the stockholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

Investment Advisory Agreement for Royce Global Value Trust:

 At a meeting held on February 16, 2011, the Board of Directors of Royce Global Value Trust, Inc. (the “Board”), including all of the non-interested directors, approved the Investment Advisory Agreement between Royce & Associates, LLC (“R&A”) and Royce Global Value Trust, Inc. (“RGT” or the “Fund”). In reaching these decisions, the Board reviewed a memorandum from R&A which discussed the management strategies and methodologies to be employed by R&A and the proposed advisory fee. The Board also reviewed a memorandum outlining the Board’s legal duties prepared by independent counsel to the non-interested directors. In connection therewith, the Board considered: (i) R&A’s qualifications, (ii) the general reputation and financial resources of R&A, (iii) the reasonableness of the management fee, (iv) the controls on the Fund’s operating expenses, (v) the nature, extent and quality of the services to be provided by R&A, (vi) the investment performance of other funds managed by R&A, (vii) the cost to R&A of providing the services and the profit to be realized by R&A and (viii) a comparison of the services to be rendered and the fees to be paid by other R&A accounts both that are, and that are not, registered investment companies. The Board also considered the materials previously provided by R&A in connection with this meeting and to the members of the Board at meetings of the other funds managed by R&A during the preceding year, which included, among other things, fee information for funds with profiles similar to those of the Fund, prepared by R&A using data provided by Morningstar Associates, LLC and information regarding the past performance of funds managed by R&A. The non-interested directors also

2014 Semiannual Report to Stockholders | 71

Board Approval of Investment Advisory Agreements (continued)

noted that they had met with investment advisory personnel from R&A. The Board also considered factors relating to both the selection of the investment adviser and the approval of the advisory fee when reviewing the proposed Investment Advisory Agreement. In considering all of the factors relating to the approval of the Investment Advisory Agreement, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. Among other factors, the directors considered the following:

The nature, extent and quality of services provided by R&A:

The non-interested directors reviewed the services that R&A would provide to the Fund, including, but not limited to, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The non-interested directors also discussed with officers of R&A and Charles M. Royce the amount of time R&A would dedicate to the Fund. Additionally, the non-interested directors considered the services provided by R&A to the other R&A-managed Funds.

   The non-interested directors determined that the services proposed for RGT by R&A would be similar to those being provided to the other R&A-managed funds. They also took into consideration the favorable history, reputation and background of Charles M. Royce, who will serve as portfolio manager for the Fund, finding that these would likely have an impact on the success of the Fund. Lastly, the non-interested directors noted R&A’s ability to attract quality and experienced personnel. The non-interested directors concluded that the proposed services of R&A to the Fund compared favorably to services provided by R&A for other R&A-managed funds and other R&A client accounts in both nature and quality. The non-interested directors concluded that the scope of services provided by R&A would be suitable for RGT.

Investment performance of the Fund and R&A:

Because the Fund was just being formed, the non-interested directors did not consider the investment performance of the Fund. The non-interested directors reviewed R&A’s performance for other R&A-managed funds. The non-interested directors recognized that past performance is not an indicator of future performance, but found that R&A had the necessary expertise to manage RGT. The non-interested directors determined that R&A would be an appropriate investment adviser for the Fund.

Cost of the services to be provided and profits to be realized by R&A from the relationship with the Fund:

The non-interested directors considered the anticipated cost of the services to be provided by R&A. Under the Investment Advisory Agreement, RGT would pay 1.25% per annum of the Fund’s average net assets (including any preferred stock).

   Since the Fund is being formed by a “spin-off” of a portion of the assets of Royce Value Trust, Inc. (“RVT”), the non-interested directors considered the fee proposed to be paid by the Fund in comparison with the fee paid by RVT. They noted that the proposed fee to be paid by the Fund is 0.25% higher than the 1.00% base advisory fee rate paid by RVT to R&A. They also noted that RVT has a fee determined by performance that causes RVT’s annual fee to adjust up to 0.50% either above or below the base advisory fee. They also noted that pursuant to the RVT investment advisory agreement, R&A is not entitled to receive any fee for any month when the investment performance of RVT for the rolling 36-month period ending with such month is negative. The non-interested directors noted that for this reason, the annual advisory fee proposed for the Fund may be higher or lower than that paid by RVT, and that for the three years ended December 31, 2010, the proposed fee RGT would have been higher than that paid by RVT. The non-interested directors considered the fact that R&A is not proposing a fulcrum fee structure for the Fund like RVT’s due to the difficulty in selecting an appropriate international smaller-cap benchmark and the absolute return focus of the Fund. They also noted that RGT will be able to invest all of its assets in non-U.S. securities and that RVT can invest only 25% of its assets in such securities, as well as the fact that the proposed fee for RGT is consistent with the fee charged by R&A for the open-end international and global funds that it manages.

   In reviewing the proposed investment advisory fee for RGT, the non-interested directors considered the advisory fees of other similar funds, as provided by Morningstar. The non-interested directors noted that the proposed investment advisory fee was higher than the median of similar funds in the Morningstar materials. The non-interested directors further noted that providing investment advisory services to the Fund that will invest a significant portion of its portfolio in non-U.S., small-cap securities is expected to be considerably more labor intensive and time consuming than providing investment advisory services to funds that invest primarily in non-U.S., larger capitalization securities. The non-interested directors did not consider the profitability of RGT since it was recently formed and had no operating history.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale:

The non-interested directors noted that R&A did not currently expect the Fund to grow to a size that would allow it to experience significant economies of scale.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:

 As discussed above, the non-interested directors compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in smaller-cap securities.

   It was noted that no single factor was determinative to the decision of the Board. Rather, after weighing all of the factors above, the Board, including the non-interested directors, unanimously determined to approve the Fund’s Investment Advisory Agreement.

72 | 2014 Semiannual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2014, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2014 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
   Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
   All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2500 is an index of 2,500 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The CBOE Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 stock index option prices. The S&P 500 and SmallCap 600 are indexes of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments.
   The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
   The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust, Royce Focus Trust and Royce Global Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2014. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.
   Royce Value Trust, Royce Micro-Cap Trust, Royce Focus Trust and Royce Global Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust and Royce Micro-Cap Trust and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2013, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

2014 Semiannual Report to Stockholders

About The Royce Funds

Wealth of Experience
With approximately $38 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for over 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 23 portfolio managers and analysts and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership of Funds
It is important that our employees and shareholders share a common financial goal. Our officers, employees, and their families currently have more than $215 million invested in The Royce Funds and are often among the largest individual shareholders.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA/BD Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Computershare Transfer Agent and Registrar (800) 426-5523

Item 2. Code(s) of Ethics.  Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.  Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.  Not applicable to this semi-annual report.

Item 6. Investments.
(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.
(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY: /s/ Charles M. Royce
       Charles M. Royce
       President

Date: August 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.	ROYCE MICRO-CAP TRUST, INC.

BY: /s/ Charles M. Royce	BY: /s/ John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: August 26, 2014	Date: August 26, 2014